UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21978

Pioneer Series Trust VI

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  October 31, 2022

Date of reporting period: November 1, 2021 through April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Floating Rate Fund

Semiannual Report | April 30, 2022

A: FLARX	C: FLRCX	Y: FLYRX

visit us: www.amundi.com/us

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment. Volatility in the fixed-income markets has remained high and we have seen negative returns for most asset classes. Meanwhile, equity markets, both domestic and global, have experienced significant underperformance over the first several months of the year. Concerns over global supply chain issues, rising inflation, the enactment of less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

In our view, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

June 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 3

Portfolio Management Discussion | 4/30/22

In the following interview, Jonathan Sharkey discusses the factors that influenced the bank-loan market and the performance of Pioneer Floating Rate Fund during the six-month period ended April 30, 2022. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the six-month period ended April 30, 2022?
A	Pioneer Floating Rate Fund’s Class A shares returned -0.21% at net asset value during the six-month period ended April 30, 2022, while the Fund’s benchmark, the Standard & Poor’s/Loan Syndications & Trading Association Leveraged Performing Loan Index (the S&P/LSTA Index), returned 0.61%. During the same period, the average return of the 238 mutual funds in Morningstar’s Bank Loan Funds category was -0.42%.
Q	How would you describe the environment for investing in bank loans during the six-month period ended April 30, 2022?
A	As the period opened in October 2021, the market appeared to shrug off concerns over the prospect of tighter Federal Reserve (Fed) monetary policy and the rapidly spreading Omicron variant of COVID-19. As a result, we saw solid performance for credit-sensitive categories of the fixed-income market, including bank loans. Late 2021 and early 2022 saw elevated leveraged finance activity and loan issuance, driven by both mergers and acquisitions as well as dividends* extracted by private-equity investors. Record levels of collateralized loan obligation (CLO) issuance and historically high flows into loan mutual funds supported loan valuations, leading to tighter spreads and strong performance. (Loan spreads are the interest rates over and above the London Interbank Offered Rate, or LIBOR rate, charged to borrowers by banks.)

However, the first quarter of 2022 saw market sentiment dominated by increased geopolitical tensions, a worsening growth/inflation mix arising from a spike in commodity prices, and the prospect of rising interest rates due to changing policies of many central banks, which led to losses across most asset classes within fixed income.

Russia’s invasion of Ukraine in late February, together with US and European sanctions on Russia, led to sharp increases in energy, metals, and food prices, adding downside risk to real economic growth and adding upside risk to inflation. In addition, another round of lockdowns

* Distributions are not guaranteed.

4 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

in China in the wake of increasing COVID-19 infection rates exacerbated the existing supply chain disruptions and raised concerns about further risks to global economic growth.

At the same time, the Fed began to move away from its highly accommodative monetary policy stance. At its mid-March meeting, the Fed’s Open Market Committee (FOMC) raised the federal funds rate target range by a quarter-point, to 0.25% - 0.50%, and indicated that further increases in the benchmark overnight lending rate would follow rapidly. The Fed also formally ended its pandemic-era quantitative easing program and signaled it would soon begin reducing its holdings of Treasury securities and agency mortgage-backed securities (MBS) by reinvesting only part of the proceeds from maturing securities.

Against this changing backdrop, loan issuance ground to a halt amid a sharp sell-off and spreads widened to three-year highs, leading to steep losses in February across the broader loan market. For the full six months ended April 30, 2022, bank loans finished the period in marginally positive territory.

Q	What factors had the biggest effects on the Fund’s performance relative to the benchmark during the six-month period ended April 30, 2022?
A	The Fund’s allocation across loan-rating categories, which tilted toward higher quality as compared with the benchmark’s loan components, was a slight positive contributor to relative performance during the period. However, that positive was more than offset by the negative effects of loan selection, which detracted from the Fund’s relative returns.

By loan sector, the Fund’s selection results lagged the S&P/LSTA Index within health care, utilities, and chemicals/plastics, while an underweight to technology also weighed on relative returns. Conversely, an underweight to home furnishings, an underweight to, and selection results within, the radio and television sector, and selection results within industrial equipment proved additive to the Fund’s benchmark-relative performance for the six-month period.

We have typically maintained a modest out-of-benchmark exposure to high-yield corporate bonds in the Fund’s portfolio, both through investments in individual names as well as derivatives (see page 6 for further details), with the aim of helping to improve the risk/reward and liquidity profile of the portfolio. The non-benchmark allocation had a negative effect on relative returns during the six-month period, as the high-yield category notably underperformed bank loans. Finally, the

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 5

Fund’s somewhat elevated cash position proved to be a headwind to benchmark-relative performance. Early in the period, the larger cash position owed mainly to rapid investor inflows. Later on, however, we maintained the position in order to be able to meet any unexpected, large redemptions.

With regard to individual portfolio positions, detractors from the Fund’s relative returns during the period included an overweight to the loans for utility Eastern Power Group, as investors remained concerned that electricity demand from New York City would not recover fully from the pandemic. Exposure to the loans for physician group Envision Healthcare also detracted from the Fund’s benchmark-relative performance, as the company undertook a restructuring that was less favorable to creditors. The loans for kitchenware manufacturer Corelle Brands likewise lagged and detracted from the Fund’s relative returns for the period, as supply-chain issues and higher freight costs weighed on the company’s results. Finally, investors’ sentiment with respect to the bonds for Mohegan Gaming in Connecticut suffered during the six-month period as the company refinanced other debt. In addition, Mohegan has been facing increased competition with the issuance of three new casino licenses in neighboring New York State.

On the positive side, the Fund’s overweight to auto component and assembly solution provider Autokiniton aided benchmark-relative performance, as the company began to work through its supply-chain issues concerning semiconductors. Market sentiment with respect to the loans for office supply chain Staples improved during the period as workers continued to return to the office, thus bolstering supply orders. In a similar reopening theme, point-of-sale technology manufacturer Verifone has seen its results boosted from increased in-store transaction volumes. The Fund’s position in Verifone aided relative performance for the period. Finally, exposure to technology company DTI Holdings benefited the Fund’s benchmark-relative performance for the six-month period, as the company has been experiencing improved operating results, which enabled it to refinance its loans.

Q	Did the Fund have any exposure to derivative securities during the six-month period ended April 30, 2022? If so, did the derivatives have any material effect on performance?
A	Yes, we invested the Fund in index-based high-yield bond and investment-grade bond credit-default swap contracts to gain tactical credit exposure within the portfolio, while maintaining liquidity to meet shareholder redemptions. The use of the derivatives detracted from the Fund’s relative returns as credit-sensitive securities underperformed over the six-month period.

6 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Q	Did the Fund’s distributions* to shareholders change during the six-month period ended April 30, 2022?
A	The Fund’s monthly distribution rate began and ended the six-month period at the same level, recovering from a reduction in the distribution rate during the December 2021 to March 2022 period.
Q	What is your investment outlook?
A	The default rate on loans for the 12 months ended April 30, 2022, was 0.18% by loan volume (as measured by S&P/LSTA), incrementally above the record low set in 2007 and well below the historical average of slightly under 3%. The default rate by number of issuers was 0.26%, tying the record low of 2007. In addition, recovery rates for loans have exceeded those for their high-yield corporate bond counterparts in recent years. The default rate on loans held in the Fund’s portfolio has remained below that of the market, given our bias towards investing in higher-quality loans as compared with the benchmark and the loan market overall.

While we believe it may prove challenging for the Fed to achieve a “soft” economic landing as it works to try to bring inflation back down to its stated long-term target of 2%, we maintain a constructive view on the loan market for the next several quarters. We do not anticipate the economy’s entering recession in the near-to-intermediate term. As such, the outlook for federal funds rate target-range increases should be supportive of bank loans, in our view, due to the floating-rate feature of loans as well as their generally low interest-rate sensitivity. In addition, historical trends suggest that loan defaults typically have not increased for nine to 12 months following the initiation of a Fed rate-hiking cycle. Of course, historical precedent does not guarantee future outcomes. The outlook for continued below average loan-default rates is supported, in our opinion, by interest-coverage ratios for borrowers that have been more favorable than when the economy was entering the 2008-2009 financial crisis, or at the onset of the COVID-19 pandemic in the spring of 2020.

Finally, the loan market has continued to trade at a discount to par (face) value, thus creating the potential for capital appreciation. We will continue to maintain a focus on quality when picking investments for the Fund, as well as careful evaluation of individual loans under consideration for inclusion in the portfolio.

*	Distributions are not guaranteed.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 7

Please refer to the Schedule of Investments on pages 16–47 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Portfolio Summary | 4/30/22

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Invesco Senior Loan ETF	1.11%
2.	SPDR Blackstone Senior Loan ETF	0.94
3.	Traverse Midstream Partners LLC, Advance, Term Loan, 5.25%
	(Term SOFR + 425 bps), 9/27/24	0.84
4.	Staples, Inc., 2019 Refinancing New Term B-2 Loan, Term Loan,
	4.817% (LIBOR + 450 bps), 9/12/24	0.81
5.	Garda World Security Corp., Term B-2 Loan, Term Loan, 4.92%
	(LIBOR + 425 bps), 10/30/26	0.77
6.	First Brands Group LLC, First Lien 2021 Term Loan, Term Loan, 6.00%
	(Term SOFR + 500 bps), 3/30/27	0.77
7.	Altice France SA, USD TLB-13 Incremental Term Loan, Term Loan,
	4.506% (LIBOR + 400 bps), 8/14/26	0.74
8.	athenahealth, Inc., Initial Term Loan, 4.009% (Term SOFR + 350 bps), 2/15/29	0.68
9.	ProFrac Holdings II, LLC, Term Loan, 9.603% (Term SOFR + 850 bps), 3/4/25	0.65
10.	Rackspace Technology Global, Inc., First Lien 2021 Term B Loan,
	Term Loan, 3.50% (LIBOR + 275 bps), 2/15/28	0.62

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 9

Prices and Distributions | 4/30/22

Net Asset Value per Share

Class	4/30/22	10/31/21
A	$6.40	$6.51
C	$6.45	$6.57
Y	$6.46	$6.58

Distributions per Share: 11/1/21–4/30/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.0963	$ —	$ —
C	$0.0719	$ —	$ —
Y	$0.1074	$ —	$ —

Index Definitions

The S&P/LSTA Leveraged Performing Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–13.

10 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Performance Update | 4/30/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Average Annual Total Returns
(As of April 30, 2022)
	Net	Public	S&P/LSTA
	Asset	Offering	Leveraged
	Value	Price	Performing
Period	(NAV)	(POP)	Loan Index
10 years	3.08%	2.61%	4.48%
5 years	2.65	1.71	4.16
1 year	1.53	-3.09	3.06

Expense Ratio
Per prospectus dated March 1, 2022
Gross	Net
1.26%	1.05%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2023, for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 11

Performance Update | 4/30/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Average Annual Total Returns
(As of April 30, 2022)
			S&P/LSTA
			Leveraged
	If	If	Performing
Period	Held	Redeemed	Loan Index
10 years	2.39%	2.39%	4.48%
5 years	2.00	2.00	4.16
1 year	0.76	-0.22	3.06

Expense Ratio
Per prospectus dated March 1, 2022
Gross
1.86%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Performance Update | 4/30/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Average Annual Total Returns
(As of April 30, 2022)

	Net	S&P/LSTA
	Asset	Leveraged
	Value	Performing
Period	(NAV)	Loan Index
10 years	3.51%	4.48%
5 years	3.11	4.16
1 year	1.87	3.06

Expense Ratio
Per prospectus dated March 1, 2022
Gross	Net
0.81%	0.75%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2023, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from November 1, 2021 through April 30, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/21
Ending Account	$997.90	$992.60	$998.10
Value (after expenses)
on 4/30/22
Expenses Paid	$5.20	$8.70	$3.72
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.76%, and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

14 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2021 through April 30, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/21
Ending Account	$1,019.59	$1,016.07	$1,021.08
Value (after expenses)
on 4/30/22
Expenses Paid	$5.26	$8.80	$3.76
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.76%, and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 15

Schedule of Investments | 4/30/22 (unaudited)

Principal
Amount USD ($)		Value
UNAFFILIATED ISSUERS — 105.5%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 84.3% of Net Assets*(a)
Advanced Materials — 0.7%
1,657,107	Gemini HDPE LLC, 2027 Advance, 3.50% (LIBOR +
	300 bps),12/31/27	$ 1,653,171
2,581,993	Groupe Solmax, Inc., Initial Term Loan, 5.756% (LIBOR +
	475 bps),5/29/28	2,522,284
	Total Advanced Materials	$ 4,175,455
Advertising Sales — 0.3%
1,954,899	Clear Channel Outdoor Holdings, Inc., Term B Loan, 4.264%
	(LIBOR + 350 bps),8/21/26	$ 1,914,580
	Total Advertising Sales	$ 1,914,580
Advertising Services — 0.6%
2,102,531	CB Poly Investments LLC, First Lien Closing Date Term Loan,
	6.00% (LIBOR + 450 bps),8/16/23	$ 2,099,247
1,496,250	Dotdash Meredith, Inc., Term Loan B, 4.50% (SOFR +
	400 bps),12/1/28	1,485,652
	Total Advertising Services	$ 3,584,899
Aerospace & Defense — 1.3%
1,377,500	ADS Tactical, Inc., Initial Term Loan, 6.75% (LIBOR +
	575 bps),3/19/26	$ 1,329,288
961,492	Jazz Acquisition, Inc., First Lien Initial Term Loan,
	5.01% (LIBOR + 425 bps), 6/19/26	936,253
1,800,000(b)	Propulsion (BC) Midco SARL, Term Loan, 2/10/29	1,791,000
1,090,023	Spirit AeroSystems, Inc., (fka Mid-Western Aircraft
Systems, Inc. and Onex Wind Finance LP.), 2021
Refinancing Term Loan, 4.514% (LIBOR +
	375 bps), 1/15/25	1,089,827
2,270,315	WP CPP Holdings, LLC, First Lien Initial Term Loan,
	4.99% (LIBOR + 375 bps), 4/30/25	2,146,866
	Total Aerospace & Defense	$ 7,293,234
Air Pollution Control Equipment — 0.2%
1,240,625	Madison IAQ LLC, Initial Term Loan, 4.524% (LIBOR +
	325 bps), 6/21/28	$ 1,209,920
	Total Air Pollution Control Equipment	$ 1,209,920
Airlines — 1.4%
775,000	AAdvantage Loyalty IP, Ltd. (American Airlines, Inc.),
	Initial Term Loan, 5.813% (LIBOR + 475 bps), 4/20/28	$ 789,693
1,605,000	Air Canada, Term Loan, 4.25% (LIBOR + 350 bps), 8/11/28	1,592,561
836,755	American Airlines, Inc., 2017 Class B Term Loan, 2.84%
	(LIBOR + 200 bps), 12/15/23	829,852
2,793,816	American Airlines, Inc., 2018 Replacement Term Loan,
	2.448% (LIBOR + 175 bps), 6/27/25	2,701,271

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Principal
Amount USD ($)		Value
Airlines — (continued)
485,000	LATAM Airlines Group S.A., Tranche A Facility, 8.234%
	(Term SOFR + 750 bps), 8/8/22	$ 488,516
500,000	Mileage Plus Holdings LLC (Mileage Plus Intellectual
Property Assets, Ltd.), Initial Term Loan, 6.25%
	(LIBOR + 525 bps), 6/21/27	519,500
260,000	SkyMiles IP, Ltd. (Delta Air Lines, Inc.), Initial Term Loan,
	4.75% (LIBOR + 375 bps), 10/20/27	269,028
742,500	United AirLines, Inc., Class B Term Loan, 4.50%
	(LIBOR + 375 bps), 4/21/28	738,684
	Total Airlines	$ 7,929,105
Airport Development & Maintenance — 0.3%
1,995,000	KKR Apple Bidco LLC, First Lien Initial Term Loan,
	3.764% (LIBOR + 300 bps), 9/22/28	$ 1,978,078
	Total Airport Development & Maintenance	$ 1,978,078
Apparel Manufacturers — 0.4%
1,985,000	BK LC Lux SPV S.a r.l., Facility B, 3.75% (LIBOR +
	325 bps), 4/28/28	$ 1,934,547
296,257	Canada Goose, Inc., 2021 Refinancing Term Loan,
	4.506% (LIBOR + 350 bps), 10/7/27	295,054
	Total Apparel Manufacturers	$ 2,229,601
Appliances — 0.4%
733,333(b)	Osmosis Buyer Limited, Incremental Term Loan B, 7/31/28	$ 722,944
1,000,000	Osmosis Buyer Limited, Initial Term B Loan, 4.25%
	(Term SOFR + 375 bps), 7/31/28	987,917
405,710	Weber-Stephen Products LLC, Initial Term B Loan,
	4.014% (LIBOR + 325 bps), 10/30/27	393,945
	Total Appliances	$ 2,104,806
Applications Software — 0.8%
1,250,000	EP Purchaser LLC, First Lien Closing Date Term Loan,
	4.506% (LIBOR + 350 bps), 11/6/28	$ 1,248,549
2,532	Flexera Software LLC, First Lien Term B-1 Loan, 4.50%
	(LIBOR + 375 bps), 3/3/28	2,516
1,962,500	Loyalty Ventures, Inc., Term B Loan, 5.264% (LIBOR +
	450 bps), 11/3/27	1,918,344
1,741,250	RealPage, Inc., First Lien Initial Term Loan, 4.014%
	(LIBOR + 325 bps), 4/24/28	1,717,743
	Total Applications Software	$ 4,887,152
Auction House & Art Dealer — 0.3%
1,488,750	Sotheby's, 2021 Second Refinancing Term Loan,
	5.544% (LIBOR + 450 bps), 1/15/27	$ 1,490,301
	Total Auction House & Art Dealer	$ 1,490,301

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 17

Schedule of Investments | 4/30/22 (unaudited)

(continued)

Principal
Amount USD ($)		Value
Auto Parts & Equipment — 2.6%
694,750	Adient US LLC, Term B-1 Loan, 4.014% (LIBOR +
	325 bps), 4/10/28	$ 691,855
773,830	American Axle & Manufacturing, Inc., Tranche B Term
	Loan, 3.00% (LIBOR + 225 bps), 4/6/24	773,185
1,513,562	Autokiniton US Holdings, Inc., (aka L&W, Inc.) Closing
	Date Term B Loan, 5.00% (LIBOR + 450 bps), 4/6/28	1,494,643
4,099,951(c)	First Brands Group LLC, First Lien 2021 Term Loan,
	6.00% (Term SOFR + 500 bps), 3/30/27	4,098,242
2,072,773	IXS Holdings, Inc., Initial Term Loan, 5.00% (LIBOR +
	425 bps), 3/5/27	1,930,269
686,913	Superior Industries International, Inc., Replacement
	Term Loan, 4.764% (LIBOR + 400 bps), 5/22/24	677,468
2,346,515(c)	TI Group Automotive Systems, LLC, Refinancing US
	Term Loan, 4.256% (LIBOR + 325 bps), 12/16/26	2,331,849
1,207,917	Visteon Corp., 2018 New Term Loan, 2.258% (LIBOR +
	175 bps), 3/25/24	1,193,951
1,990,000	Wheel Pros, Inc., First Lien Initial Term Loan, 5.25%
	(LIBOR + 450 bps), 5/11/28	1,864,630
	Total Auto Parts & Equipment	$ 15,056,092
Auto Repair Centers — 0.2%
1,300,000	Driven Holdings, LLC, 2021 Term Loan, 3.517% (LIBOR +
	300 bps), 12/17/28	$ 1,288,625
	Total Auto Repair Centers	$ 1,288,625
Auto-Truck Trailers — 1.0%
3,483,719	American Trailer World Corp., First Lien Initial Term
	Loan, 4.30% (Term SOFR + 350 bps), 3/3/28	$ 3,257,277
611,111	Novae LLC, Delayed Draw Term Loan, 5.919% (Term
	SOFR + 500 bps), 12/22/28	604,236
2,138,889	Novae LLC, Tranche B Term Loan, 5.75% (Term SOFR +
	500 bps), 12/22/28	2,114,826
	Total Auto-Truck Trailers	$ 5,976,339
Beverages — 0.1%
666,667(c)	Naked Juice LLC, First Lien Initial Term Loan, 4.001%
	(Term SOFR + 325 bps), 1/24/29	$ 655,139
	Total Beverages	$ 655,139
Broadcast Service & Programing — 0.3%
1,500,000	Univision Communications, Inc., First Lien Initial Term
	Loan, 4.014% (LIBOR + 325 bps), 1/31/29	$ 1,487,625
	Total Broadcast Service & Programing	$ 1,487,625
Building & Construction — 0.5%
595,520	DG Investment Intermediate Holdings 2, Inc., First Lien
Closing Date Initial Term Loan, 4.264% (LIBOR +
	350 bps), 3/31/28	$ 595,024
8,830	Refficiency Holdings LLC, 2021 Initial DDTL, 4.514%
	(LIBOR + 375 bps), 12/16/27	8,771

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Principal
Amount USD ($)		Value
Building & Construction — (continued)
1,667,000	Refficiency Holdings LLC, 2021 Initial Term Loan, 4.514%
	(LIBOR + 375 bps), 12/16/27	$ 1,655,886
686,387	Service Logic Acquisition, Inc., First Lien Closing Date
	Initial Term Loan, 5.005% (LIBOR + 400 bps), 10/29/27	677,807
	Total Building & Construction	$ 2,937,488
Building & Construction Products — 1.1%
1,474,924	Cornerstone Building Brands, Inc., Tranche B Term Loan,
	3.804% (LIBOR + 325 bps), 4/12/28	$ 1,389,194
2,985,237(c)	CP Atlas Buyer, Inc., Term B Loan, 4.514% (LIBOR +
	375 bps), 11/23/27	2,809,589
833,333	CP Iris Holdco I, Inc., First Lien Initial Term Loan, 4.264%
	(LIBOR + 350 bps), 10/2/28	819,010
1,237,500	Potters Industries, LLC, Initial Term Loan, 5.006%
	(LIBOR + 400 bps), 12/14/27	1,231,312
	Total Building & Construction Products	$ 6,249,105
Building Production — 2.2%
997,500	Chariot Buyer LLC., First Lien Initial Term Loan, 4.506%
	(LIBOR + 350 bps), 11/3/28	$ 981,446
979,857	CHI Doors Holdings Corp., First Lien Third Amendment
	Initial Term Loan, 4.50% (LIBOR + 350 bps), 7/31/25	974,958
1,250,000	Griffon Corp., Term B Loan, 3.267% (Term SOFR +
	275 bps), 1/24/29	1,241,250
2,500,000(b)	MI Windows & Doors, Inc., Initial Term Loan Retired
	01/19/2022, 12/18/27	2,487,112
2,500,000(b)	MI Windows and Doors, Inc., 12/18/27	2,483,438
2,000,000(b)	Oscar AcquisitionCo LLC, Term B Loan, 4/29/29	1,917,500
1,037,400	Pelican Products, Inc., First Lien Initial Term Loan,
	5.256% (LIBOR + 425 bps), 12/29/28	1,019,246
1,645,875	Vector WP HoldCo., Inc. (Vector Canada Acquisition
	ULC), Initial Term B Loan, 5.75% (LIBOR + 500 bps), 10/12/28	1,623,244
	Total Building Production	$ 12,728,194
Building-Heavy Construction — 0.8%
1,492,500	Aegion Corp., Initial Term Loan, 5.50% (LIBOR +
	475 bps), 5/17/28	$ 1,482,239
2,484,991	Artera Services LLC, First Lien Tranche B Term Loan,
	4.506% (LIBOR + 350 bps), 3/6/25	2,335,891
995,000	Osmose Utilities Services, Inc., 4.014% (LIBOR +
	325 bps), 6/23/28	983,185
	Total Building-Heavy Construction	$ 4,801,315
Building-Maintenance & Service — 0.1%
746,250	ArchKey Holdings, Inc., First Lien Initial Term Loan,
	6.489% (LIBOR + 525 bps), 6/29/28	$ 738,788
	Total Building-Maintenance & Service	$ 738,788

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 19

Schedule of Investments | 4/30/22 (unaudited)

(continued)

Principal
Amount USD ($)		Value
Cable & Satellite Television — 1.3%
1,488,750	Cable One, Inc., Incremental Term B-4 Loan, 2.764%
	(LIBOR + 200 bps), 5/3/28	$ 1,477,584
1,320,421	Charter Communications Operating, LLC, Term B-2 Loan,
	2.52% (LIBOR + 175 bps), 2/1/27	1,306,061
859,500	DIRECTV Financing LLC, Closing Date Term Loan, 5.764%
	(LIBOR + 500 bps), 8/2/27	857,262
1,995,000	Radiate Holdco LLC, Amendment No. 6 Term Loan,
	4.014% (LIBOR + 325 bps), 9/25/26	1,971,310
1,045,876	Virgin Media Bristol LLC, N Facility, 3.054% (LIBOR +
	250 bps), 1/31/28	1,032,221
1,015,000	Ziggo Financing Partnership, Term Loan I Facility,
	3.054% (LIBOR + 250 bps), 4/30/28	997,026
	Total Cable & Satellite Television	$ 7,641,464
Casino Hotels — 0.8%
985,000	Caesars Resort Collection LLC, Term B-1 Loan, 4.264%
	(LIBOR + 350 bps), 7/21/25	$ 984,076
1,469,309	Caesars Resort Collection, LLC, Term B Loan, 3.514%
	(LIBOR + 275 bps), 12/23/24	1,464,217
2,250,000	Century Casinos, Inc., Term B Facility Loan, 6.75% (Term
	SOFR + 600 bps), 4/2/29	2,248,126
	Total Casino Hotels	$ 4,696,419
Casino Services — 1.1%
895,288	Everi Holdings, Inc., Term B Loan, 3.008% (LIBOR +
	250 bps), 8/3/28	$ 890,252
559,111	Flutter Entertainment plc, USD Term Loan, 3.256%
	(LIBOR + 225 bps), 7/21/26	556,626
1,741,250	J&J Ventures Gaming LLC, Initial Term Loan, 4.764%
	(LIBOR + 400 bps), 4/26/28	1,719,485
2,975,000(c)	Lucky Bucks LLC, Initial Term Loan, 6.25% (LIBOR +
	550 bps), 7/30/27	2,934,094
	Total Casino Services	$ 6,100,457
Cellular Telecom — 1.9%
3,934,022	Altice France SA, USD TLB-13 Incremental Term Loan,
	4.506% (LIBOR + 400 bps), 8/14/26	$ 3,913,125
1,446,348	CCI Buyer, Inc., First Lien Initial Term Loan, 4.75% (Term
	SOFR + 400 bps), 12/17/27	1,425,782
2,481,250	Gogo Intermediate Holdings LLC, Initial Term Loan,
	4.989% (LIBOR + 375 bps), 4/30/28	2,460,159
3,241,250(c)	Xplornet Communications, Inc., First Lien Refinancing
	Term Loan, 4.764% (LIBOR + 400 bps), 10/2/28	3,187,568
	Total Cellular Telecom	$ 10,986,634
Chemicals-Diversified — 1.3%
1,740,860	ARC Falcon I Inc., Initial Term Loan, 4.514% (LIBOR +
	375 bps), 9/30/28	$ 1,696,903
1,741,250	Geon Performance Solutions LLC (Fka. Echo US Holdings,
	LLC), Initial Term Loan, 5.514% (LIBOR + 475 bps), 8/18/28	1,739,616

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Principal
Amount USD ($)		Value
	Chemicals-Diversified — 1.3%
1,130,000	Hexion Holdings Corporation, First Lien Initial Term
	Loan, 5.022% (Term SOFR + 450 bps), 3/15/29	$ 1,094,405
1,000,000	Ineos US Finance LLC, 2028 Dollar Term Loan, 3.50%
	(LIBOR + 250 bps), 11/8/28	992,500
352,800	Innophos Holdings, Inc., Initial Term Loan, 4.514%
	(LIBOR + 375 bps), 2/5/27	351,918
775,000	LSF11 A5 HoldCo LLC, Term Loan, 4.315% (SOFR +
	350 bps), 10/15/28	763,569
995,000	Orion Engineered Carbons GmbH, 2021 Initial Dollar
	Term Loan, 3.256% (LIBOR + 225 bps), 9/24/28	985,672
	Total Chemicals-Diversified	$ 7,624,583
	Chemicals-Specialty — 1.7%
1,881,000	Cpc Acquisition Corp., First Lien Initial Term Loan, 4.756%
	(LIBOR + 375 bps), 12/29/27	$ 1,786,950
997,500	Diamond (BC) BV, Amendment No. 3 Refinancing Term
	Loan, 3.989% (LIBOR + 275 bps), 9/29/28	965,829
1,240,641	Herens US Holdco Corp., USD Facility B, 5.006%
	(LIBOR + 400 bps), 7/3/28	1,206,523
1,113,792	LSF11 Skyscraper Holdco S.a r.l. USD Facility B3, 4.506%
	(LIBOR + 350 bps), 9/29/27	1,107,527
1,001,068	Nouryon USA LLC, Initial Dollar Term Loan, 4.006%
	(LIBOR + 300 bps), 10/1/25	988,555
1,845,375	Olympus Water US Holding Corporation, Initial Dollar
	Term Loan, 4.813% (LIBOR + 375 bps), 11/9/28	1,816,377
1,500,000(b)	Tronox Finance LLC, First Lien 2022 Incremental Term
	Loan, 4/4/29	1,496,250
433,988	Tronox Finance LLC, First Lien Refinancing Term Loan,
	3.256% (LIBOR + 225 bps), 3/10/28	430,632
	Total Chemicals-Specialty	$ 9,798,643
	Commercial Services — 0.2%
939,397	APi Group DE, Inc., Initial Term Loan, 3.264% (LIBOR +
	250 bps), 10/1/26	$ 935,141
	Total Commercial Services	$ 935,141
	Commercial Services — 1.7%
997,500	AEA International Holdings (Luxembourg) S.a.r.l., First
	Lien Initial Term Loan, 4.813% (LIBOR + 375 bps), 9/7/28	$ 996,253
1,400,000	Amentum Government Services Holdings LLC, First
	Lien Tranche 3 Term Loan, 4.777% (Term SOFR +
	400 bps), 2/15/29	1,394,313
2,985,000	CoreLogic, Inc. (fka First American Corporation), First
	Lien Initial Term Loan, 4.313% (LIBOR + 350 bps), 6/2/28	2,813,362
891,022	Indy US Bidco LLC, 2021 Refinancing Dollar Term Loan,
	4.514% (LIBOR + 375 bps), 3/6/28	887,867
925,000	Pre-Paid Legal Services, Inc., First Lien Initial Term Loan,
	4.514% (LIBOR + 375 bps), 12/15/28	915,654
868,468	Trans Union LLC, 2021 Incremental Term B-6 Loan,
	3.014% (LIBOR + 225 bps), 12/1/28	860,375

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 21

Schedule of Investments | 4/30/22 (unaudited)

(continued)

Principal
Amount USD ($)		Value
Commercial Services — (continued)
493,750	TruGreen LP, First Lien Second Refinancing Term Loan,
	4.764% (LIBOR + 400 bps), 11/2/27	$ 492,670
1,777,430	Verscend Holding Corp., Term B-1 Loan, 4.764% (LIBOR +
	400 bps), 8/27/25	1,776,042
	Total Commercial Services	$ 10,136,536
Communications Software — 0.2%
997,500	Mavenir Systems, Inc., Initial Term Loan, 5.25% (LIBOR +
	475 bps), 8/18/28	$ 992,513
	Total Communications Software	$ 992,513
Computer Data Security — 0.8%
2,189,000	Magenta Buyer LLC, First Lien Initial Term Loan, 6.23%
	(LIBOR + 500 bps), 7/27/28	$ 2,167,110
2,390,494	Vision Solutions, Inc. (Precisely Software Incorporated),
First Lien Third Amendment Term Loan, 5.184% (LIBOR +
	400 bps), 4/24/28	2,362,107
	Total Computer Data Security	$ 4,529,217
Computer Services — 0.9%
893,250	Ahead DB Holdings LLC, First Lien Term B Loan, 4.76%
	(LIBOR + 375 bps), 10/18/27	$ 889,622
496,250	Maximus, Inc., Tranche B Term Loan, 2.813% (LIBOR +
	200 bps), 5/28/28	494,389
3,152,629	Peraton Corp., First Lien Term B Loan, 4.514% (LIBOR +
	375 bps), 2/1/28	3,135,459
995,000	Sitel Group, Initial Dollar Term Loan, 4.52% (LIBOR +
	375 bps), 8/28/28	986,916
	Total Computer Services	$ 5,506,386
Computer Software — 2.0%
1,400,000	Cornerstone OnDemand, Inc., First Lien Initial Term Loan,
	4.514% (LIBOR + 375 bps), 10/16/28	$ 1,383,375
2,743,003	Help/Systems Holdings, Inc., First Lien Seventh
Amendment Refinancing Loan, 4.813% (Term SOFR +
	400 bps), 11/19/26	2,724,144
1,492,462	Idera, Inc., First Lien Term B-1 Loan, 4.52% (LIBOR +
	375 bps), 3/2/28	1,476,418
2,700,000	McAfee Corp., Tranche B-1 Term Loan, 4.50% (Term
	SOFR + 400 bps), 3/1/29	2,655,450
3,366,000	Rackspace Technology Global, Inc., First Lien 2021
	Term B Loan, 3.50% (LIBOR + 275 bps), 2/15/28	3,292,369
	Total Computer Software	$ 11,531,756
Computers-Integrated Systems — 0.7%
1,092,798	Atlas CC Acquisition Corp., First Lien Term B Loan, 5.00%
	(LIBOR + 425 bps), 5/25/28	$ 1,084,603
222,264	Atlas CC Acquisition Corp., First Lien Term C Loan, 5.00%
	(LIBOR + 425 bps), 5/25/28	220,597

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Principal
Amount USD ($)		Value
Computers-Integrated Systems — (continued)
2,969,231	VeriFone Systems, Inc., First Lien Initial Term Loan, 4.498%
	(LIBOR + 400 bps), 8/20/25	$ 2,919,125
	Total Computers-Integrated Systems	$ 4,224,325
Consulting Services — 1.1%
2,933,893	Ankura Consulting Group LLC, First Lien Closing Date
	Term Loan, 5.25% (Term SOFR + 450 bps), 3/17/28	$ 2,921,667
1,213,420	MAG DS Corp., Initial Term Loan, 6.506% (LIBOR +
	550 bps), 4/1/27	1,131,515
2,444,628	Vistra Group Holdings (BVI) II, Ltd., First Lien 2020 Dollar
	Term Loan, 4.75% (LIBOR + 375 bps), 10/27/25	2,426,293
	Total Consulting Services	$ 6,479,475
Consumer Products — 0.3%
2,076,250	Instant Brands Holdings, Inc., Initial Loan, 5.75% (LIBOR +
	500 bps), 4/12/28	$ 1,920,531
	Total Consumer Products	$ 1,920,531
Containers-Paper & Plastic — 1.5%
989,975	Charter Next Generation, Inc., First Lien 2021 Initial Term
	Loan, 4.514% (LIBOR + 375 bps), 12/1/27	$ 986,185
596,467	Graham Packaging Co., Inc., 2021 Initial Term Loan,
	3.764% (LIBOR + 300 bps), 8/4/27	584,687
814,687	Pactiv Evergreen Group Holdings, Inc., Tranche B-2 U.S.
	Term Loan, 4.014% (LIBOR + 325 bps), 2/5/26	794,660
1,243,750	Pregis TopCo LLC, First Lien Third Amendment Refinancing
	Term Loan, 4.764% (LIBOR + 400 bps), 7/31/26	1,223,539
982,412	Pregis TopCo, LLC, First Lien Initial Term Loan, 4.764%
	(LIBOR + 400 bps), 7/31/26	965,987
2,177,934	ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan,
	4.50% (LIBOR + 375 bps), 11/3/25	2,150,165
1,124,449	Trident TPI Holdings, Inc., Tranche B-1 Term Loan,
	4.256% (LIBOR + 325 bps), 10/17/24	1,120,388
1,002,107	Trident TPI Holdings, Inc., Tranche B-3 Initial Term Loan,
	4.764% (LIBOR + 400 bps), 9/15/28	991,460
89,346	Trident TPI Holdings, Inc., Tranche B-3 Term Loan,
	4.764% (LIBOR + 400 bps), 9/15/28	88,397
	Total Containers-Paper & Plastic	$ 8,905,468
Cosmetics & Toiletries — 0.9%
995,000	Conair Holdings LLC, First Lien Initial Term Loan, 4.756%
	(LIBOR + 375 bps), 5/17/28	$ 975,473
2,664,467	Parfums Holding Co., Inc., First Lien Initial Term Loan,
	4.764% (LIBOR + 400 bps), 6/30/24	2,645,483
1,470,150	Sunshine Luxembourg VII S.a r.l. Facility B3, 4.756%
	(LIBOR + 375 bps), 10/1/26	1,460,144
	Total Cosmetics & Toiletries	$ 5,081,100

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 23

Schedule of Investments | 4/30/22 (unaudited)

(continued)

Principal
Amount USD ($)		Value
Cruise Lines — 0.1%
736,875	Carnival Corp., Initial Advance, 3.75% (LIBOR +
	300 bps), 6/30/25	$ 727,480
	Total Cruise Lines	$ 727,480
Data Processing & Management — 0.3%
1,450,000(b)	DTI Holdco, Inc., First Lien Initial Term Loan, 4/26/29	$ 1,424,625
333,333	Dun & Bradstreet Corp., 2022 Incremental Term B-2 Loan,
	3.919% (Term SOFR + 325 bps), 1/18/29	331,458
	Total Data Processing & Management	$ 1,756,083
Diagnostic Equipment — 0.7%
1,379,146	Avantor Funding, Inc., 2021 Incremental B-5 Dollar Term
	Loan, 3.014% (LIBOR + 225 bps), 11/8/27	$ 1,371,905
2,507,376	Curia Global, Inc., First Lien 2021 Term Loan, 4.989%
	(LIBOR + 375 bps), 8/30/26	2,496,093
	Total Diagnostic Equipment	$ 3,867,998
Dialysis Centers — 0.4%
1,462,500	U.S. Renal Care, Inc., Initial Term Loan, 5.764% (LIBOR +
	500 bps), 6/26/26	$ 1,315,032
995,000	US Renal Care, Inc., 2021 Incremental Term Loan, 6.50%
	(LIBOR + 550 bps), 6/26/26	917,265
	Total Dialysis Centers	$ 2,232,297
Disposable Medical Products — 0.5%
1,750,000	Medline Borrower, LP, Initial Dollar Term Loan, 4.014%
	(LIBOR + 325 bps), 10/23/28	$ 1,722,359
1,200,000	Sotera Health Holdings, LLC, First Lien Refinancing Loan,
	3.514% (LIBOR + 275 bps), 12/11/26	1,191,000
	Total Disposable Medical Products	$ 2,913,359
Distribution & Wholesale — 1.6%
1,400,000	AIP RD Buyer Corp., First Lien Term Loan B, 4.75%
	(SOFR + 425 bps), 12/22/28	$ 1,390,084
1,381,381	Core & Main LP, Tranche B Term Loan, 3.198% (LIBOR +
	250 bps), 7/27/28	1,360,660
1,832,812	Dealer Tire LLC, Term B-1 Loan, 5.014% (LIBOR +
	425 bps), 12/12/25	1,832,812
2,992,208	Patriot Container Corp. (aka Wastequip), First Lien
	Closing Date Term Loan, 4.75% (LIBOR + 375 bps), 3/20/25	2,857,558
1,750,000	Pearls Bidco B.V. (Netherlands), Facility B (USD), 4.669%
	(Term SOFR + 400 bps), 2/26/29	1,730,313
	Total Distribution & Wholesale	$ 9,171,427
E-Commerce — 1.0%
445,500	CNT Holdings I Corp., First Lien Initial Term Loan, 4.25%
	(LIBOR + 350 bps), 11/8/27	$ 441,379
2,135,294(c)	Olaplex, Inc., Initial Term Loan, 4.799% (Term SOFR +
	375 bps), 2/23/29	2,135,294

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Principal
Amount USD ($)		Value
E-Commerce — (continued)
2,500,000(b)	TA TT Buyer LLC, First Lien Initial Term Loan, 4/2/29	$ 2,475,000
753,303	Trader Corp., First Lien 2017 Refinancing Term Loan,
	4.00% (LIBOR + 300 bps), 9/28/23	751,420
	Total E-Commerce	$ 5,803,093
Electric-Generation — 0.6%
2,075,054	Eastern Power, LLC (Eastern Covert Midco, LLC), Term
	Loan, 4.756% (LIBOR + 375 bps), 10/2/25	$ 1,518,465
786,000	Hamilton Projects Acquiror LLC, Term Loan, 5.506%
	(LIBOR + 450 bps), 6/17/27	785,087
916,897	Vistra Operations Company LLC (fka Tex Operations
Company LLC), 2018 Incremental Term Loan, 2.304%
	(LIBOR + 175 bps), 12/31/25	906,009
	Total Electric-Generation	$ 3,209,561
Electric-Integrated — 0.3%
977,496	Constellation Renewables, LLC, Loan, 3.50% (LIBOR +
	250 bps), 12/15/27	$ 976,122
982,500	PG&E Corp., Term Loan, 3.813% (LIBOR + 300 bps), 6/23/25	971,037
	Total Electric-Integrated	$ 1,947,159
Electronic Composition — 0.7%
714,219	Compass Power Generation, L.L.C., Tranche B-2 Term
	Loan, 5.364% (Term SOFR + 425 bps), 4/14/29	$ 700,382
2,095,998	Energy Acquisition LP, First Lien Initial Term Loan, 5.014%
	(LIBOR + 425 bps), 6/26/25	2,031,808
1,444,540	Natel Engineering Co., Inc., Initial Term Loan, 7.743%
	(LIBOR + 625 bps), 4/30/26	1,410,834
	Total Electronic Composition	$ 4,143,024
Electronics-Military — 0.3%
1,500,000(b)	Cobham Ultra US Co.-Borrower LLC, Term Loan, 11/17/28	$ 1,492,032
	Total Electronics-Military	$ 1,492,032
E-Marketing & Information — 0.1%
615,122	Trader Interactive LLC (fka Dominion Web Solutions LLC),
	Initial Term Loan, 4.764% (LIBOR + 400 bps), 7/28/28	$ 612,046
	Total E-Marketing & Information	$ 612,046
Engines — 0.4%
200,000	Arcline FM Holdings LLC, Second Lien Term Loan, 9.00%
	(LIBOR + 825 bps), 6/25/29	$ 198,000
1,990,000	Arcline FM Holdings, LLC, First Lien Initial Term Loan, 5.50%
	(LIBOR + 475 bps), 6/23/28	1,970,100
	Total Engines	$ 2,168,100

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 25

Schedule of Investments | 4/30/22 (unaudited)

(continued)

Principal
Amount USD ($)		Value
Enterprise Software & Services — 0.6%
271,562	ECI Macola/Max Holding LLC, First Lien Initial Term Loan,
	4.756% (LIBOR + 375 bps), 11/9/27	$ 270,884
1,520,386	First Advantage Holdings, LLC, First Lien Term B-1 Loan,
	3.514% (LIBOR + 275 bps), 1/31/27	1,514,447
1,990,000	Skopima Consilio Parent LLC, First Lien Initial Term Loan,
	4.764% (LIBOR + 400 bps), 5/12/28	1,966,120
	Total Enterprise Software & Services	$ 3,751,451
Entertainment Software — 0.1%
495,000	Playtika Holding Corp., Term B-1 Loan, 3.514% (LIBOR +
	275 bps), 3/13/28	$ 490,497
	Total Entertainment Software	$ 490,497
Finance-Credit Card — 0.9%
1,828,750	Blackhawk Network Holdings, Inc., First Lien Term Loan,
	3.764% (LIBOR + 300 bps), 6/15/25	$ 1,808,367
992,505	FleetCor Technologies Operating Company, LLC, Term
	B-4 Loan, 2.514% (LIBOR + 175 bps), 4/28/28	975,859
2,486,237	Paysafe Group Holdings II, Ltd., Facility B1, 3.514%
	(LIBOR + 275 bps), 6/28/28	2,405,435
	Total Finance-Credit Card	$ 5,189,661
Finance-Investment Banker — 0.2%
495,000	Citadel Securities LP, 2021 Term Loan, 3.315% (Term
	SOFR + 250 bps), 2/2/28	$ 491,390
498,741	Hudson River Trading LLC, Term Loan, 3.815% (Term
	SOFR + 300 bps), 3/20/28	492,896
	Total Finance-Investment Banker	$ 984,286
Finance-Leasing Company — 0.3%
1,238,799	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 2.25%
	(LIBOR + 150 bps), 2/12/27	$ 1,215,861
519,577	Fly Willow Funding Ltd., Term Loan B, 7.012% (LIBOR +
	600 bps), 10/8/25	521,201
	Total Finance-Leasing Company	$ 1,737,062
Finance-Special Purpose Banks — 0.2%
1,427,263	Bank of Industry, Ltd., Facility, 6.803% (LIBOR +
	600 bps), 12/11/23	$ 1,431,545
	Total Finance-Special Purpose Banks	$ 1,431,545
Food-Dairy Products — 0.2%
1,034,250	Chobani LLC., 2020 New Term Loan, 4.50% (LIBOR +
	350 bps), 10/25/27	$ 1,017,228
	Total Food-Dairy Products	$ 1,017,228
Food-Meat Products — 0.2%
1,018,236	JBS USA Lux S.A. (fka JBS USA, LLC), New Term Loan,
	2.804% (LIBOR + 200 bps), 5/1/26	$ 1,015,945
	Total Food-Meat Products	$ 1,015,945

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Principal
Amount USD ($)		Value
Food-Wholesale & Distributions — 0.3%
1,895,118(c)	United Natural Foods, Inc., Initial Term Loan, 4.014%
	(LIBOR + 325 bps), 10/22/25	$ 1,887,271
	Total Food-Wholesale/Distributions	$ 1,887,271
Footwear & Related Apparel — 0.4%
2,500,000	Crocs, Inc., Term Loan, 4.00% (Term SOFR +
	350 bps), 2/20/29	$ 2,447,395
	Total Footwear & Related Apparel	$ 2,447,395
Gambling (Non-Hotel) — 1.0%
448,875	Bally's Corporation, Term B Facility Loan, 3.75% (LIBOR +
	325 bps), 10/2/28	$ 445,256
2,831,089(c)	Enterprise Development Authority, Term B Loan, 5.014%
	(LIBOR + 425 bps), 2/28/28	2,825,192
2,325,000	Scientific Games International, Inc., Initial Term B Loan,
	3.846% (Term SOFR + 300 bps), 4/14/29	2,307,562
	Total Gambling (Non-Hotel)	$ 5,578,010
Hotels & Motels — 0.4%
2,495,000(c)	Hilton Grand Vacations Borrower LLC, Initial Term Loan,
	3.764% (LIBOR + 300 bps), 8/2/28	$ 2,487,984
	Total Hotels & Motels	$ 2,487,984
Housewares — 0.2%
965,000	Ozark Holdings LLC, 2020 Refinancing Term Loan, 4.514%
	(LIBOR + 375 bps), 12/16/27	$ 959,451
	Total Housewares	$ 959,451
Human Resources — 0.8%
1,485,000	CCRR Parent, Inc., First Lien Initial Term Loan, 4.76%
	(LIBOR + 375 bps), 3/6/28	$ 1,491,962
481,363	Creative Artists Agency LLC, Closing Date Term Loan,
	4.514% (LIBOR + 375 bps), 11/27/26	480,122
2,547,324	Team Health Holdings, Inc., Extended Term Loan, 6.25%
	(Term SOFR + 525 bps), 3/2/27	2,409,343
	Total Human Resources	$ 4,381,427
Independ Power Producer — 0.2%
693,574	Calpine Construction Finance Company, L.P., Term B Loan,
	2.764% (LIBOR + 200 bps), 1/15/25	$ 686,060
576,320	EFS Cogen Holdings I LLC, Term B Advance, 4.51%
	(LIBOR + 350 bps), 10/1/27	564,949
	Total Independ Power Producer	$ 1,251,009
Insurance Brokers — 0.1%
837,518	USI, Inc. (fka Compass Investors Inc.), 2017 New Term
	Loan, 4.006% (LIBOR + 300 bps), 5/16/24	$ 831,132
	Total Insurance Brokers	$ 831,132

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 27

Schedule of Investments | 4/30/22 (unaudited)

(continued)

Principal
Amount USD ($)		Value
Internet Content — 0.1%
853,031	Hunter US Bidco, Inc., First Lien Initial Dollar Term Loan,
	5.256% (LIBOR + 425 bps), 8/19/28	$ 852,498
	Total Internet Content	$ 852,498
Internet Security — 0.1%
500,000(b)	NortonLifeLock, Inc., Term Loan B, 1/28/29	$ 493,047
	Total Internet Security	$ 493,047
Investment Management & Advisory Services — 1.1%
887,097	Allspring Buyer LLC, Initial Term Loan, 4.313% (LIBOR +
	325 bps), 11/1/28	$ 886,542
1,339,875	Edelman Financial Engines Center LLC, First Lien 2021
	Initial Term Loan, 4.264% (LIBOR + 350 bps), 4/7/28	1,331,396
3,000,000	LHS Borrower LLC, Initial Term Loan, 5.45% (Term SOFR +
	475 bps), 2/16/29	2,895,000
1,487,905	Russell Investments US Institutional Holdco, Inc., 2025
	Term Loan, 5.00% (LIBOR + 350 bps), 5/30/25	1,473,956
	Total Investment Management & Advisory Services	$ 6,586,894
Lasers-System & Components — 0.2%
1,250,000(b)	II-VI Incorporated, Term Loan B, 12/8/28	$ 1,246,563
	Total Lasers-Syst/Components	$ 1,246,563
Lottery Services — 0.2%
1,300,000	Scientific Games Corp., Term Loan, 4.175% (Term SOFR +
	350 bps), 4/4/29	$ 1,288,277
	Total Lottery Services	$ 1,288,277
Machinery — 1.2%
500,000(b)	Clark Equipment Company, Tranche B Term Loan, 4/20/29	$ 499,331
1,000,000	Eagle Parent Corp., Initial Term Loan, 4.75% (Term SOFR +
	425 bps), 4/2/29	996,250
1,833,334	East West Manufacturing LLC, Initial Term Loan, 6.50%
	(Term SOFR + 575 bps), 12/22/28	1,812,708
1,995,000	Engineered Components & Systems LLC, First Lien Initial
	Term Loan, 6.50% (LIBOR + 600 bps), 8/2/28	1,940,137
1,946,741	Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), 2018
	Term B Loan,, 3.264% (LIBOR + 250 bps), 10/23/25	1,941,063
	Total Machinery	$ 7,189,489
Machinery-Construction & Mining — 0.0%†
70,471	Terex Corporation, 2018 Incremental U.S. Term Loan,
	2.764% (LIBOR + 200 bps), 1/31/24	$ 70,449
	Total Machinery-Construction & Mining	$ 70,449
Machinery-Pumps — 0.4%
1,583,627	Circor International, Inc., Initial Term Loan, 6.132%
	(LIBOR + 550 bps), 12/20/28	$ 1,555,913

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Principal
Amount USD ($)		Value
Machinery-Pumps — (continued)
995,503	Granite US Holdings Corp., Replacement Term B Loan,
	5.063% (LIBOR + 400 bps), 9/30/26	$ 988,659
	Total Machinery-Pumps	$ 2,544,572
Medical Diagnostic Imaging — 0.3%
1,738,144	US Radiology Specialists, Inc. (US Outpatient Imaging
Services, Inc.), Closing Date Term Loan, 6.313% (LIBOR +
	525 bps), 12/15/27	$ 1,734,450
	Total Medical Diagnostic Imaging	$ 1,734,450
Medical Information Systems — 0.9%
3,634,058	athenahealth, Inc., Initial Term Loan, 4.009% (Term SOFR +
	350 bps), 2/15/29	$ 3,600,443
496,250	Azalea TopCo, Inc., First Lien 2021 Term Loan, 4.514%
	(LIBOR + 375 bps), 7/24/26	491,908
975,000	Azalea TopCo, Inc., First Lien Initial Term Loan, 4.264%
	(LIBOR + 350 bps), 7/24/26	962,812
	Total Medical Information Systems	$ 5,055,163
Medical Labs & Testing Services — 1.7%
1,451,250	Envision Healthcare Corp., Initial Term Loan, 4.514%
	(LIBOR + 375 bps), 10/10/25	$ 894,938
1,000,000(b)	eResearchTechnology, Inc., First Lien Initial Term
	Loan, 2/4/27	998,393
1,720,719	FC Compassus LLC, Term B-1 Loan, 6.076% (LIBOR +
	425 bps), 12/31/26	1,696,522
853,020	Icon Public Limited Company, Lux Term Loan, 3.313%
	(LIBOR + 225 bps), 7/3/28	847,956
654,266	Loire UK Midco 3, Ltd., Facility B, 4.014% (LIBOR +
	325 bps), 4/21/27	634,638
1,235,644	Phoenix Guarantor Inc., First Lien Tranche B-3 Term
	Loan, 4.132% (LIBOR + 350 bps), 3/5/26	1,217,366
496,250	Sound Inpatient Physicians Holdings LLC, First Lien 2021
	Incremental Term Loan, 3.668% (LIBOR + 300 bps), 6/27/25	494,544
984,655	Sound Inpatient Physicians, Inc., First Lien Initial Term
	Loan, 3.514% (LIBOR + 275 bps), 6/27/25	976,654
500,000	Sound Inpatient Physicians, Inc., Second Lien Initial Term
	Loan, 7.514% (LIBOR + 675 bps), 6/26/26	497,084
1,492,500	U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan,
	4.75% (LIBOR + 425 bps), 10/1/28	1,477,042
	Total Medical Labs & Testing Services	$ 9,735,137
Medical Products — 0.3%
1,400,625	NMN Holdings III Corp., First Lien Closing Date Term Loan,
	6.25% (LIBOR + 375 bps), 11/13/25	$ 1,364,443
300,229	NMN Holdings III Corp., First Lien Delayed Draw Term
	Loan, 4.514% (LIBOR + 375 bps), 11/13/25	292,473
	Total Medical Products	$ 1,656,916

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 29

Schedule of Investments | 4/30/22 (unaudited)

(continued)

Principal
Amount USD ($)		Value
Medical-Biomedical & Generation — 0.4%
2,593,500	ANI Pharmaceuticals, Inc., Initial Term Loan, 6.764%
	(LIBOR + 600 bps), 11/19/27	$ 2,593,500
	Total Medical-Biomedical & Generation	$ 2,593,500
Medical-Drugs — 1.9%
661,390	Bausch Health Companies Inc., First Incremental Term
	Loan, 3.514% (LIBOR + 275 bps), 11/27/25	$ 659,323
943,870	Bausch Health Companies Inc., Initial Term Loan, 3.764%
	(LIBOR + 300 bps), 6/2/25	940,920
1,500,000(b)	Bausch Health Cos., Inc., Term Loan B, 1/27/27	1,455,937
975,000	Curium BidCo S.a.r.l., Facility B, 5.006% (LIBOR +
	400 bps), 7/9/26	963,422
2,794,230	Endo Luxembourg Finance Company I S.a r.l., 2021 Term
	Loan, 5.813% (LIBOR + 500 bps), 3/27/28	2,589,902
212,531	Icon Public Limited Company, U.S. Term Loan, 3.313%
	(LIBOR + 225 bps), 7/3/28	211,468
1,240,625	Jazz Pharmaceuticals Public Limited Company, Initial
	Dollar Term Loan, 4.264% (LIBOR + 350 bps), 5/5/28	1,240,108
1,928,333	Organon & Co., Dollar Term Loan, 3.563% (LIBOR +
	300 bps), 6/2/28	1,922,307
1,176,470	Padagis LLC, Term B Loan, 5.719% (LIBOR + 475 bps), 7/6/28	1,176,471
	Total Medical-Drugs	$ 11,159,858
Medical-Generic Drugs — 0.1%
477,273	Perrigo Company PLC, Initial Term B Loan, 3.14% (Term
	SOFR + 250 bps), 4/20/29	$ 476,080
	Total Medical-Generic Drugs	$ 476,080
Medical-HMO — 0.2%
1,488,750	One Call Corp., First Lien Term B Loan, 6.688% (LIBOR +
	550 bps), 4/22/27	$ 1,369,650
	Total Medical-HMO	$ 1,369,650
Medical-Hospitals — 1.0%
746,250	AHP Health Partners, Inc., Initial Term Loan, 4.264%
	(LIBOR + 350 bps), 8/24/28	$ 742,985
2,500,000	EyeCare Partners, LLC, First Lien Amendment No. 1 Term
	Loan, 4.756% (LIBOR + 375 bps), 11/15/28	2,470,313
1,940,097	LifePoint Health, Inc. (fka Regionalcare Hospital Partners
Holdings, Inc.), First Lien Term B Loan, 4.499% (LIBOR +
	375 bps), 11/16/25	1,920,334
760,008	Quorum Health Corp., Exit Term Loan, 7.50% (LIBOR +
	650 bps), 4/29/25	608,006
	Total Medical-Hospitals	$ 5,741,638
Medical-Outpatient & Home Medicine — 0.1%
840,000	Medical Solutions Holdings, Inc., First Lien Initial Term
	Loan, 4.00% (LIBOR + 350 bps), 11/1/28	$ 834,400
	Total Medical-Outpatient & Home Medicine	$ 834,400

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Principal
Amount USD ($)		Value
Medical-Wholesale Drug Distribution — 0.9%
1,482,488	Gainwell Acquisition Corp., First Lien Term B Loan,
	5.006% (LIBOR + 400 bps), 10/1/27	$ 1,481,253
2,000,000	Owens & Minor, Inc., Term B-1 Facility, 4.45% (Term
	SOFR + 375 bps), 3/29/29	2,008,750
497,487	Packaging Coordinators Midco, Inc., First Lien Term B
	Loan, 4.756% (LIBOR + 375 bps), 11/30/27	494,254
1,250,000(b)	Vizient, Inc., Term Loan B, 4/28/29	1,248,177
	Total Medical-Wholesale Drug Distribution	$ 5,232,434
Metal Processors & Fabrication — 0.6%
1,990,000	Grinding Media Inc. (Molycop Ltd.), First Lien Initial Term
	Loan, 4.796% (LIBOR + 400 bps), 10/12/28	$ 1,952,688
1,634,722	WireCo WorldGroup, Inc., Initial Term Loan, 4.75%
	(LIBOR + 425 bps), 11/13/28	1,620,078
	Total Metal Processors & Fabrication	$ 3,572,766
Metal-Iron — 0.1%
667,885	TMS International Corp., Term B-2 Loan, 3.75% (LIBOR +
	275 bps), 8/14/24	$ 664,545
	Total Metal-Iron	$ 664,545
Municipal-Education — 0.2%
997,500	Lakeshore Intermediate LLC, First Lien Initial Term Loan,
	4.00% (LIBOR + 350 bps), 9/29/28	$ 987,214
	Total Municipal-Education	$ 987,214
Networking Products — 0.5%
2,977,462(c)	GoTo Group, Inc., First Lien Initial Term Loan, 5.304%
	(LIBOR + 475 bps), 8/31/27	$ 2,883,487
	Total Networking Products	$ 2,883,487
Non-hazardous Waste Disposal — 0.4%
1,158,865	GFL Environmental Inc., 2020 Refinancing Term Loan,
	4.239% (LIBOR + 300 bps), 5/30/25	$ 1,157,996
512,500	MIP V Waste LLC, Initial Term Loan, 4.014% (LIBOR +
	325 bps), 12/8/28	511,005
744,375	WIN Waste Innovations Holdings Inc., Initial Term Loan,
	3.756% (LIBOR + 275 bps), 3/24/28	736,931
	Total Non-hazardous Waste Disposal	$ 2,405,932
Office Automation & Equipment — 0.1%
693,000	Pitney Bowes, Inc., Refinancing Tranche B Term Loan,
	4.77% (LIBOR + 400 bps), 3/17/28	$ 683,038
	Total Office Automation & Equipment	$ 683,038
Oil Comp-Explor & Production — 0.2%
1,246,875	Southwestern Energy Company, Initial Loan, 3.151%
	(Term SOFR + 250 bps), 6/22/27	$ 1,247,654
	Total Oil Comp-Explor & Production	$ 1,247,654

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 31

Schedule of Investments | 4/30/22 (unaudited)

(continued)

Principal
Amount USD ($)		Value
Oil Refining&Marketing — 0.0%†
2,482	Delek US Holdings, Inc., Initial Loan, 3.014% (LIBOR +
	225 bps), 3/31/25	$ 2,441
	Total Oil Refining&Marketing	$ 2,441
Oil-Field Services — 0.6%
3,515,000	ProFrac Holdings II, LLC, Term Loan, 9.603% (Term
	SOFR + 850 bps), 3/4/25	$ 3,462,275
	Total Oil-Field Services	$ 3,462,275
Paper & Related Products — 0.6%
1,985,000	Schweitzer-Mauduit International, Inc., Term B Loan,
	4.563% (LIBOR + 400 bps), 4/20/28	$ 1,962,669
1,818,056	Sylvamo Corp., Term Loan B, 5.264% (LIBOR +
	450 bps), 8/18/28	1,779,422
	Total Paper & Related Products	$ 3,742,091
Pastoral & Agricultural — 0.2%
1,346,625	Alltech, Inc., Term B Loan, 4.764% (LIBOR +
	400 bps), 10/13/28	$ 1,331,475
	Total Pastoral & Agricultural	$ 1,331,475
Pharmacy Services — 0.2%
430,974	Change Healthcare Holdings, LLC, Closing Date Term
	Loan, 3.50% (LIBOR + 250 bps), 3/1/24	$ 430,513
648,375	Option Care Health, Inc., First Lien 2021 Refinancing Term
	Loan, 3.514% (LIBOR + 275 bps), 10/27/28	646,855
	Total Pharmacy Services	$ 1,077,368
Physical Therapy & Rehabilitation Centers — 0.8%
2,066,667	Summit Behavioral Healthcare LLC, First Lien Initial Term
	Loan, 5.50% (LIBOR + 475 bps), 11/24/28	$ 2,030,500
2,462,640	Upstream Newco, Inc., First Lien August 2021 Incremental
	Term Loan, 5.065% (Term SOFR + 425 bps), 11/20/26	2,443,144
	Total Physical Therapy & Rehabilitation Centers	$ 4,473,644
Pipelines — 2.3%
1,935,000	Centurion Pipeline Company, LLC, Initial Term Loan, 4.014%
	(LIBOR + 325 bps), 9/29/25	$ 1,915,348
199,664	DT Midstream, Inc., Initial Term Loan, 2.50% (LIBOR +
	200 bps), 6/26/28	199,812
1,978,388	Freeport LNG Investments LLLP, Initial Term B Loan,
	4.563% (LIBOR + 350 bps), 12/21/28	1,969,269
248,750	ITT Holdings LLC, Initial Term Loan, 3.514% (LIBOR +
	275 bps), 7/10/28	246,340
1,326,875	Northriver Midstream Finance LP, Initial Term B Loan,
	4.217% (LIBOR + 325 bps), 10/1/25	1,321,530
1,496,250	Oryx Midstream Services Permian Basin LLC, Initial Term
	Loan, 3.75% (LIBOR + 325 bps), 10/5/28	1,491,341
1,496,250	TransMontaigne Operating Co. LP, Tranche B Term Loan,
	4.00% (LIBOR + 350 bps), 11/17/28	1,491,886

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Principal
Amount USD ($)		Value
Pipelines — (continued)
4,464,341	Traverse Midstream Partners LLC, Advance, 5.25% (Term
	SOFR + 425 bps), 9/27/24	$ 4,458,761
	Total Pipelines	$ 13,094,287
Printing-Commercial — 0.1%
744,375	Cimpress plc, Tranche B-1 Term Loan, 4.264% (LIBOR +
	350 bps), 5/17/28	$ 738,172
	Total Printing-Commercial	$ 738,172
Property & Casualty Insurance — 1.7%
2,651,061	Asurion LLC, New B-7 Term Loan, 3.764% (LIBOR +
	300 bps), 11/3/24	$ 2,629,852
2,000,000(b)	Asurion LLC, New B-9 Term Loan, 7/31/27	1,957,500
750,000	Asurion LLC, Second Lien New B-4 Term Loan, 6.014%
	(LIBOR + 525 bps), 1/20/29	728,438
1,969,936	Sedgwick Claims Management Services, Inc. (Lightning
Cayman Merger Sub, Ltd.), 2019 Term Loan, 4.514%
	(LIBOR + 375 bps), 9/3/26	1,963,626
2,500,000(b)	Sedgwick Claims Management Services, Inc. (Lightning
	Cayman Merger Sub, Ltd.), 2020 Term Loan, 9/3/26	2,502,865
	Total Property & Casualty Insurance	$ 9,782,281
Protection-Safety — 0.6%
995,000	APX Group, Inc., Initial Term Loan, 4.051% (LIBOR +
	350 bps), 7/10/28	$ 986,777
2,586,393	Prime Security Services Borrower, LLC, First Lien 2021
Refinancing Term B-1 Loan, 3.50% (LIBOR +
	275 bps), 9/23/26	2,559,115
	Total Protection-Safety	$ 3,545,892
Publishing — 0.8%
646,750	Cengage Learning, Inc., First Lien Term B Loan, 5.75%
	(LIBOR + 475 bps), 7/14/26	$ 636,847
2,000,000	Houghton Mifflin Harcourt Company, First Lien Term B
	Loan, 6.05% (Term SOFR + 525 bps), 4/9/29	1,937,812
2,238,750	McGraw-Hill Education, Inc., Initial Term Loan, 5.554%
	(LIBOR + 475 bps), 7/28/28	2,199,852
	Total Publishing	$ 4,774,511
Publishing-Periodicals — 0.2%
875,000	MJH Healthcare Holdings LLC, Initial Term B Loan, 4.122%
	(Term SOFR + 350 bps), 1/28/29	$ 866,250
	Total Publishing-Periodicals	$ 866,250
Recreational Centers — 0.2%
1,487,659	Fitness International LLC, Term B Loan, 4.256% (LIBOR +
	325 bps), 4/18/25	$ 1,393,285
	Total Recreational Centers	$ 1,393,285

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 33

Schedule of Investments | 4/30/22 (unaudited)

(continued)

Principal
Amount USD ($)		Value
	Recycling — 0.6%
1,646,648	Harsco Corporation, Term B-3 Loan, 3.125% (LIBOR +
	225 bps), 3/10/28	$ 1,599,307
1,789,492	LTR Intermediate Holdings, Inc., Initial Term Loan, 5.50%
	(LIBOR + 450 bps), 5/5/28	1,773,834
	Total Recycling	$ 3,373,141
	Rental Auto & Equipment — 0.9%
700,000	Avis Budget Car Rental LLC, Tranche C Term Loan, 4.30%
	(Term SOFR + 350 bps), 3/16/29	$ 699,708
1,727,180(c)	Fly Funding II S.a r.l., Replacement Loan, 2.11% (LIBOR +
	175 bps), 8/11/25	1,687,239
1,670,227	Hertz Corp., Initial Term B Loan, 4.014% (LIBOR +
	325 bps), 6/30/28	1,665,530
317,152	Hertz Corp., Initial Term C Loan, 4.014% (LIBOR +
	325 bps), 6/30/28	316,260
997,500	PECF USS Intermediate Holding III Corp., Initial Term Loan,
	4.758% (LIBOR + 425 bps), 12/15/28	985,031
	Total Rental Auto & Equipment	$ 5,353,768
	Resorts/Theme Parks — 0.3%
1,984,818	Seaworld Parks & Entertainment, Inc., Term B Loan,
	3.813% (LIBOR + 300 bps), 8/25/28	$ 1,959,015
	Total Resorts/Theme Parks	$ 1,959,015
	Retail — 4.5%
987,500	84 Lumber Company, Term B-1 Loan, 3.764% (LIBOR +
	300 bps), 11/13/26	$ 982,974
995,000	At Home Group, Inc., Initial Term Loan, 4.967% (LIBOR +
	400 bps), 7/24/28	911,047
990,000	Belron Group SA, Dollar Third Incremental Loan, 3.25%
	(LIBOR + 275 bps), 4/13/28	987,061
1,485,000	CWGS Group, LLC, Initial Term Loan, 3.25% (LIBOR +
	250 bps), 6/3/28	1,398,375
595,500	Foundation Building Materials, Inc., First Lien Initial Term
	Loan, 4.489% (LIBOR + 325 bps), 1/31/28	575,030
2,537,971	Great Outdoors Group LLC, Term B-2 Loan, 4.514%
	(LIBOR + 375 bps), 3/6/28	2,518,619
788,000	Harbor Freight Tools USA, Inc., 2021 Initial Term Loan,
	3.514% (LIBOR + 275 bps), 10/19/27	762,636
907,500	Highline Aftermarket Acquisition LLC, First Lien Initial Term
	Loan, 5.25% (LIBOR + 450 bps), 11/9/27	875,738
1,539,740	LBM Acquisition LLC, First Lien Initial Term Loan, 4.50%
	(LIBOR + 375 bps), 12/17/27	1,457,748
1,488,750	Michaels Cos, Inc., The Term B Loan, 5.256% (LIBOR +
	425 bps), 4/15/28	1,363,603
1,138,500	Petco Health & Wellness Co., Inc., First Lien 2021 Term
	Loan, 4.256% (LIBOR + 325 bps), 3/3/28	1,130,469
1,687,250	PetSmart LLC, Initial Term Loan, 4.50% (LIBOR +
	375 bps), 2/11/28	1,675,439

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Principal
Amount USD ($)		Value
Retail — (continued)
895,500	Pilot Travel Centers LLC, Initial Tranche B Term Loan,
	2.70% (Term SOFR + 200 bps), 8/4/28	$ 885,273
1,957,867	RVR Dealership Holdings, LLC, Term Loan, 4.50% (Term
	SOFR + 375 bps), 2/8/28	1,820,816
1,290,250	SRS Distribution, Inc., 2021 Refinancing Term Loan,
	4.019% (LIBOR + 350 bps), 6/2/28	1,245,898
4,378,559	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 4.817%
	(LIBOR + 450 bps), 9/12/24	4,315,617
975,000	Torrid LLC, Closing Date Term Loan, 6.739% (LIBOR +
	550 bps), 6/14/28	950,625
648,375	Whatabrands LLC, Initial Term B Loan, 4.014% (LIBOR +
	325 bps), 8/3/28	642,094
1,995,000	White Cap Supply Holdings LLC, Initial Closing Date Term
	Loan, 4.45% (SOFR + 375 bps), 10/19/27	1,950,735
	Total Retail	$ 26,449,797
Retail-Restaurants — 0.1%
812,705	1011778 B.C. Unlimited Liability Co., Term B-4 Loan, 2.514%
	(LIBOR + 175 bps), 11/19/26	$ 798,568
	Total Retail-Restaurants	$ 798,568
Satellite Telecom — 0.3%
1,745,625	Intelsat Jackson Holdings SA, Term B Loan, 5.00% (Term
	SOFR + 425 bps), 2/1/29	$ 1,696,166
	Total Satellite Telecom	$ 1,696,166
Schools — 0.5%
1,467,206	KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan,
	4.756% (LIBOR + 375 bps), 2/21/25	$ 1,455,692
1,400,000	McKissock Investment Holdings LLC, Initial Term Loan,
	5.951% (Term SOFR + 500 bps), 3/12/29	1,398,250
	Total Schools	$ 2,853,942
Security Services — 1.0%
1,978,750	Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC),
Initial U.S. Dollar Term Loan, 4.514% (LIBOR +
	375 bps), 5/12/28	$ 1,931,600
4,145,713(c)	Garda World Security Corp., Term B-2 Loan, 4.92%
	(LIBOR + 425 bps), 10/30/26	4,116,349
	Total Security Services	$ 6,047,949
Semiconductor Equipment — 0.3%
1,756,190	Ultra Clean Holdings, Inc., Second Amendment Term B
	Loan, 4.514% (LIBOR + 375 bps), 8/27/25	$ 1,753,995
	Total Semiconductor Equipment	$ 1,753,995
Shipbuilding — 0.4%
2,199,360	MHI Holdings LLC, Initial Term Loan, 5.764% (LIBOR +
	500 bps), 9/21/26	$ 2,194,779
	Total Shipbuilding	$ 2,194,779

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 35

Schedule of Investments | 4/30/22 (unaudited)

(continued)

Principal
Amount USD ($)		Value
Soap & Cleaning Preparation — 0.3%
1,995,000	Knight Health Holdings LLC, Term B Loan, 6.014% (LIBOR +
	525 bps), 12/23/28	$ 1,755,600
	Total Soap & Cleaning Preparation	$ 1,755,600
Steel Pipe & Tube — 0.1%
699,375	Atkore International, Inc., Initial Term Loan, 2.563% (LIBOR +
	200 bps), 5/26/28	$ 695,878
	Total Steel Pipe & Tube	$ 695,878
Steel Producers — 0.4%
2,175,289	Phoenix Services International LLC, Term B Loan, 4.75%
	(LIBOR + 375 bps), 3/1/25	$ 2,023,018
	Total Steel Producers	$ 2,023,018
Telecom Services — 0.3%
1,625,580	Windstream Services II, LLC, Initial Term Loan, 7.25%
	(LIBOR + 625 bps), 9/21/27	$ 1,625,580
	Total Telecom Services	$ 1,625,580
Telecommunication Equipment — 0.3%
1,710,526	Commscope, Inc., Initial Term Loan, 4.014% (LIBOR +
	325 bps), 4/6/26	$ 1,650,391
	Total Telecommunication Equipment	$ 1,650,391
Telephone-Integrated — 1.0%
997,500	Cincinnati Bell, Inc., Term B-2 Loan, 4.051% (SOFR +
	325 bps), 11/22/28	$ 994,175
2,973,981	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 2.514%
	(LIBOR + 175 bps), 3/1/27	2,878,442
2,244,566	Lumen Technologies Inc., Term B Loan, 3.014% (LIBOR +
	225 bps), 3/15/27	2,156,031
	Total Telephone-Integrated	$ 6,028,648
Television — 0.5%
1,581,456	Gray Television, Inc., Term B-2 Loan, 2.955% (LIBOR +
	250 bps), 2/7/24	$ 1,578,121
528,021	Gray Television, Inc., Term C Loan, 2.955% (LIBOR +
	250 bps), 1/2/26	525,014
804,375	Sinclair Television Group, Inc., Tranche B-2b Term Loan,
	3.27% (LIBOR + 250 bps), 9/30/26	777,730
	Total Television	$ 2,880,865
Textile-Home Furnishings — 0.3%
2,000,000	Runner Buyer, Inc., Initial Term Loan, 6.264% (LIBOR +
	550 bps), 10/20/28	$ 1,880,000
	Total Textile-Home Furnishings	$ 1,880,000
Theaters — 0.5%
2,977,073(c)	AMC Entertainment Holdings, Inc. (fka AMC Entertainment,
	Inc.), Term B-1 Loan, 3.488% (LIBOR + 300 bps), 4/22/26	$ 2,665,645
	Total Theaters	$ 2,665,645

36 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Principal
Amount USD ($)		Value
Therapeutics — 0.1%
495,000	Horizon Therapeutics USA, Inc., Incremental Term B-2 Loan,
	2.438% (LIBOR + 175 bps), 3/15/28	$ 489,225
	Total Therapeutics	$ 489,225
Transactional Software — 0.5%
2,778,544	Polaris Newco, LLC, First Lien Dollar Term Loan, 4.764%
	(LIBOR + 400 bps), 6/2/28	$ 2,762,336
	Total Transactional Software	$ 2,762,336
Transportation - Trucks — 0.5%
1,741,250	Carriage Purchaser, Inc., Term B Loan, 5.014% (LIBOR +
	425 bps), 9/30/28	$ 1,727,647
990,000	Daseke Cos., Inc., 2021 Initial Term Loan, 4.75% (LIBOR +
	400 bps), 3/9/28	975,150
	Total Transportation - Trucks	$ 2,702,797
Transportation Services — 1.2%
2,537,250	AIT Worldwide Logistics Holdings, Inc., First Lien Initial
	Term Loan, 5.719% (LIBOR + 475 bps), 4/6/28	$ 2,502,363
1,500,000	Echo Global Logistics, Inc., First Lien Initial Term Loan,
	4.514% (LIBOR + 375 bps), 11/23/28	1,465,000
1,639,274	First Student Bidco, Inc., Initial Term B Loan, 3.983%
	(LIBOR + 300 bps), 7/21/28	1,611,867
606,618	First Student Bidco, Inc., Initial Term C Loan, 3.983%
	(LIBOR + 300 bps), 7/21/28	596,476
646,750	LaserShip, Inc., First Lien Initial Term Loan, 5.25% (LIBOR +
	450 bps), 5/7/28	642,223
	Total Transportation Services	$ 6,817,929
Transport-Equipment & Leasing — 0.3%
1,492,800	IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 4.666%
	(LIBOR + 375 bps), 9/11/23	$ 1,464,810
	Total Transport-Equipment & Leasing	$ 1,464,810
Transport-Rail — 0.1%
490,000	Genesee & Wyoming, Inc., Initial Term Loan, 3.006%
	(LIBOR + 200 bps), 12/30/26	$ 486,631
	Total Transport-Rail	$ 486,631
Veterinary Diagnostics — 0.2%
944,525	Elanco Animal Health Incorporated, Term Loan, 2.205%
	(LIBOR + 175 bps), 8/1/27	$ 927,479
496,231	Southern Veterinary Partners LLC, First Lien Initial Term
	Loan, 5.00% (LIBOR + 400 bps), 10/5/27	494,370
	Total Veterinary Diagnostics	$ 1,421,849
Web Hosting/Design — 0.2%
1,491,237	Endurance International Group Holdings, Inc., Initial Term
	Loan, 4.25% (LIBOR + 350 bps), 2/10/28	$ 1,430,346
	Total Web Hosting/Design	$ 1,430,346
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $496,697,796)	$491,143,793

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 37

Schedule of Investments | 4/30/22 (unaudited)

(continued)

Shares		Value
COMMON STOCKS — 0.1% of Net Assets
Airlines — 0.1%
33,954(d)	Grupo Aeromexico SAB de CV	$ 599,496
	Total Airlines	$ 599,496
Oil, Gas & Consumable Fuels — 0.0%†
6,293(d)	Summit Midstream Partners LP	$ 106,729
	Total Oil, Gas & Consumable Fuels	$ 106,729
Specialty Retail — 0.0%†
54,675(d)+^	Targus Cayman SubCo., Ltd.	$ 83,653
	Total Specialty Retail	$ 83,653
TOTAL COMMON STOCKS
	(Cost $765,411)	$ 789,878

Principal
Amount USD ($)
ASSET BACKED SECURITIES — 0.8% of Net Assets
1,000,000(a)	522 Funding CLO, Ltd., Series 2019-5A, Class ER, 7.606%
	(3 Month Term SOFR + 676 bps), 4/15/35 (144A)	$ 972,995
1,000,000(a)	AB BSL CLO 1, Ltd., Series 2020-1A, Class ER, 7.706%
	(3 Month Term SOFR + 686 bps), 1/15/35 (144A)	964,588
1,000,000(a)	AGL CLO 17, Ltd., Series 2022-17A, Class E, 6.594% (3 Month
	Term SOFR + 635 bps), 1/21/35 (144A)	960,045
1,000,000(a)	Crown Point CLO 11, Ltd., Series 2021-11A, Class E,
	7.056% (3 Month USD LIBOR + 681 bps), 1/17/34 (144A)	952,107
1,000,000(a)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class ER,
	8.199% (3 Month Term SOFR + 725 bps), 4/25/33 (144A)	978,943
TOTAL ASSET BACKED SECURITIES
	(Cost $4,940,935)	$ 4,828,678
COMMERCIAL MORTGAGE-BACKED
SECURITIES — 0.2% of Net Assets
332,544(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 6.702%
	(1 Month USD LIBOR + 625 bps), 1/25/27 (144A)	$ 338,704
263,592(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 9.452%
	(1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	269,554
625,000(a)	Morgan Stanley Capital I Trust, Series 2019-BPR, Class D,
	4.554% (1 Month USD LIBOR + 400 bps), 5/15/36 (144A)	541,721
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $1,237,721)	$ 1,149,979
CORPORATE BONDS — 3.4% of Net Assets
Advertising — 0.0%†
265,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 250,081
	Total Advertising	$ 250,081
Airlines — 0.5%
3,090,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	$ 3,120,900
	Total Airlines	$ 3,120,900

38 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Principal
Amount USD ($)		Value
Banks — 0.2%
1,000,000(e)(f)	Citigroup, Inc. Series V, 4.70% (SOFR + 323 bps)	$ 915,500
	Total Banks	$ 915,500
Chemicals — 0.2%
500,000	Olin Corp., 5.625%, 8/1/29	$ 492,350
376,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 4/1/25 (144A)	361,900
	Total Chemicals	$ 854,250
Commercial Services — 0.3%
500,000	Allied Universal Holdco LLC/Allied Universal Finance Corp.,
	9.75%, 7/15/27 (144A)	$ 485,297
1,000,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	991,250
	Total Commercial Services	$ 1,476,547
Diversified Financial Services — 0.2%
1,016,015(g)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash),
	10/31/26 (144A)	$ 843,466
440,000	Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28 (144A)	400,400
	Total Diversified Financial Services	$ 1,243,866
Entertainment — 0.2%
1,520,000	Mohegan Gaming & Entertainment, 8.00%, 2/1/26 (144A)	$ 1,340,260
	Total Entertainment	$ 1,340,260
Healthcare-Services — 0.1%
145,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	$ 135,526
490,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	475,912
	Total Healthcare-Services	$ 611,438
Housewares — 0.0%†
70,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 71,243
	Total Housewares	$ 71,243
Iron & Steel — 0.3%
625,000	Carpenter Technology Corp., 6.375%, 7/15/28	$ 622,725
960,000	Carpenter Technology Corp., 7.625%, 3/15/30	977,493
260,000	TMS International Corp., 6.25%, 4/15/29 (144A)	226,200
	Total Iron & Steel	$ 1,826,418
Leisure Time — 0.1%
500,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	$ 423,575
	Total Leisure Time	$ 423,575
Lodging — 0.2%
1,000,000	Station Casinos LLC, 4.50%, 2/15/28 (144A)	$ 907,675
	Total Lodging	$ 907,675
Media — 0.2%
1,500,000	Sinclair Television Group, Inc., 4.125%, 12/1/30 (144A)	$ 1,244,175
	Total Media	$ 1,244,175

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 39

Schedule of Investments | 4/30/22 (unaudited)

(continued)

Principal
Amount USD ($)		Value
Mining — 0.1%
390,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	$ 369,045
	Total Mining	$ 369,045
Pharmaceuticals — 0.2%
1,000,000	Teva Pharmaceutical Finance Netherlands III BV,
	6.00%, 4/15/24	$ 1,000,000
	Total Pharmaceuticals	$ 1,000,000
REITs — 0.1%
750,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
	7.875%, 2/15/25 (144A)	$ 763,125
	Total REITs	$ 763,125
Retail — 0.4%
205,000	Asbury Automotive Group, Inc., 4.50%, 3/1/28	$ 191,163
221,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30	197,243
95,000	Bath & Body Works, Inc., 6.625%, 10/1/30 (144A)	94,487
295,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	258,742
205,000	Macy's Retail Holdings LLC, 5.875%, 4/1/29 (144A)	194,467
442,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	404,982
1,000,000	White Cap Buyer LLC, 6.875%, 10/15/28 (144A)	916,250
	Total Retail	$ 2,257,334
Telecommunications — 0.1%
1,000,000	Altice France SA, 5.50%, 10/15/29 (144A)	$ 852,500
	Total Telecommunications	$ 852,500
TOTAL CORPORATE BONDS
	(Cost $20,514,221)	$ 19,527,932

Shares
RIGHT/WARRANT — 0.0%† of Net Assets
Aerospace & Defense — 0.0%†
17,500(d)	Avation Plc, 1/1/59	$ —
	Total Aerospace & Defense	$ —
TOTAL RIGHT/WARRANT
	(Cost $—)	$ —

Principal
Amount USD ($)
INSURANCE-LINKED SECURITIES — 0.7% of Net Assets#
Event Linked Bonds — 0.6%
Multiperil – Texas — 0.1%
500,000(a)	Alamo Re, Ltd., 5.853%, (1 Month U.S. Treasury Bill + 504 bps),
	6/8/22 (144A)	$ 498,300

40 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Principal
Amount USD ($)		Value
Multiperil – U.S. — 0.2%
250,000(a)	Matterhorn Re, 5.875%, (SOFR + 525 bps), 3/24/25 (144A)	$ 249,325
250,000(a)	Matterhorn Re, 8.371%, (SOFR + 775 bps), 3/24/25 (144A)	249,000
250,000(a)	Residential Reinsurance 2021, 6.313%, (3 Month U.S. Treasury
	Bill + 550 bps), 12/6/25 (144A)	247,750
250,000(a)	Sanders Re II, 3.903%, (3 Month U.S. Treasury Bill +
	325 bps), 4/7/25 (144A)	248,450
250,000(a)	Sanders Re III, 3.77%, (SOFR + 350 bps), 4/7/26 (144A)	249,350
$ 1,243,875
Multiperil – U.S. & Canada — 0.1%
250,000(a)	Vista Re, Ltd., 7.563%, (3 Month U.S. Treasury Bill + 675 bps),
	5/21/24 (144A)	$ 248,075
Multiperil – U.S. Regional — 0.0%†
250,000(a)	Long Point Re III, 3.563%, (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	$ 247,750
Windstorm – Florida — 0.1%
500,000(a)	Integrity Re, 4.872%, (3 Month USD LIBOR + 438 bps),
	6/10/22 (144A)	$ 498,950
Windstorm – North Carolina — 0.1%
250,000(a)	Cape Lookout Re, 5.813%, (3 Month U.S. Treasury Bill +
	500 bps), 3/28/25 (144A)	$ 249,250
500,000(a)	Cape Lookout Re, 7.043%, (1 Month U.S. Treasury Bill +
	623 bps), 5/9/22 (144A)	500,000
$ 749,250
	Total Event Linked Bonds	$ 3,486,200

Face
Amount USD ($)
	Collateralized Reinsurance — 0.0%†
	Windstorm – Florida — 0.0%†
300,000(d)(h)+	Formby Re 2018, 2/28/23	$ 26,853
	Total Collateralized Reinsurance	$ 26,853
	Reinsurance Sidecars — 0.1%
	Multiperil – U.S. — 0.0%†
400,000(d)(i)+	Harambee Re 2018, 12/31/22	$ 320
400,000(i)+	Harambee Re 2019, 12/31/22	280
		$ 600
	Multiperil – Worldwide — 0.1%
4,860(i)+	Alturas Re 2019-2, 3/10/23	$ 1,674
47,461(i)+	Alturas Re 2020-2, 3/10/23	22,443
250,000(d)(h)+	Bantry Re 2016, 3/31/23	15,112
1,635,886(d)(h)+	Berwick Re 2018-1, 12/31/22	126,454
739,764(d)(h)+	Berwick Re 2019-1, 12/31/22	88,402
5,700(h)+	Eden Re II, 3/22/23 (144A)	14,129
50,000(d)(h)+	Eden Re II, 3/22/24 (144A)	25,100

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 41

Schedule of Investments | 4/30/22 (unaudited)

(continued)

Face
Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
400,000(d)(h)+	Merion Re 2018-2, 12/31/22	$ 66,200
600,000(d)(h)+	Pangaea Re 2018-1, 12/31/22	12,633
600,000(d)(h)+	Pangaea Re 2018-3, 7/1/22	12,446
491,548(d)(h)+	Pangaea Re 2019-1, 2/1/23	10,242
441,188(d)(h)+	Pangaea Re 2019-3, 7/1/23	15,870
486,388(d)(h)+	Pangaea Re 2020-1, 2/1/24	10,322
150,000(d)(h)+	Sector Re V, 12/1/23 (144A)	18,257
10,000(h)+	Sector Re V, 12/1/24 (144A)	29,004
253,645(d)(h)+	Woburn Re 2018, 12/31/22	14,035
74,914(d)(h)+	Woburn Re 2019, 12/31/22	16,919
		$ 499,242
	Total Reinsurance Sidecars	$ 499,842
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $4,387,525)	$ 4,012,895

Shares

	INVESTMENT COMPANIES — 1.9% of Net Assets
275,000	Invesco Senior Loan ETF	$ 5,929,000
112,225	SPDR Blackstone Senior Loan ETF	4,990,646
	TOTAL INVESTMENT COMPANIES
	(Cost $11,239,522)	$ 10,919,646

Principal
Amount USD ($)
	SHORT TERM INVESTMENTS — 14.1% of Net Assets
	Repurchase Agreements — 3.1%
6,000,000	$6,00,000 Bank of America, 0.30%, dated 4/29/22 plus
	accrued interest on 5/2/22 collateralized by
	$6,120,001 Government National Mortgage Association,
	3.0%, 12/20/51-3/20/52	$ 6,000,000
6,000,000	$6,000,000 Scotia Capital Inc., 0.28%, dated 4/29/22 plus
	accrued interest on 5/2/22 collateralized by the following:
	$6,119,163 Federal Home Loan Mortgage Corporation,
	2.5%-8.0%, 7/1/24-4/1/50,
	$339 Federal National Mortgage Association, 4.0%-7.0%,
	11/1/33-8/1/44,
	$732 U.S. Treasury Notes, 1.375%, 10/31/28	6,000,000
6,000,000	$6,000,000 RBC Dominion Securities Inc., 0.29%, dated
	4/29/22 plus accrued interest on 5/2/22 collateralized
	by the following:
	$3,625,248 Government National Mortgage Association,
	3.0%-4.0%, 12/15/46-8/20/50,
	$1,104,761 U.S. Treasury Bills, 7/5/22-8/2/22,
	$3,864 U.S. Treasury Bond, 2.25%, 5/15/41,
	$1,377,549 U.S. Treasury Notes, 1.0%-2.875%, 5/15/28-7/31/28,
	$8,727 U.S. Treasury Inflation-Protected Security,
	0.125%, 7/15/30	6,000,000
		$ 18,000,000

42 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Shares		Value
	Open-End Fund — 11.0%
64,270,223(j)	Dreyfus Government Cash Management, Institutional
	Shares, 0.24%	$ 64,270,223
		$ 64,270,223
	TOTAL SHORT TERM INVESTMENTS
	(Cost $82,270,223)	$ 82,270,223
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 105.5%
	(Cost $622,053,354)	$614,643,024
	OTHER ASSETS AND LIABILITIES — (5.5)%	$(32,227,443)
	NET ASSETS — 100.0%	$582,415,581

bps	Basis Points.
DDTL	Delayed Draw Term Loans.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2022, the value of these securities amounted to $24,682,805, or 4.2% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2022.
(b)	This term loan will settle after April 30, 2022, at which time the interest rate will be determined.
(c)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(d)	Non-income producing security.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2022.
(g)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(h)	Issued as participation notes.
(i)	Issued as preference shares.
(j)	Rate periodically changes. Rate disclosed is the 7-day yield at April 30, 2022.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2022.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 43

Schedule of Investments | 4/30/22 (unaudited)

(continued)

†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Alamo Re, Ltd.	1/24/2022	$503,850	$498,300
Alturas Re 2019-2	12/19/2018	4,860	1,674
Alturas Re 2020-2	1/1/2020	47,461	22,443
Bantry Re 2016	2/6/2019	15,112	15,112
Berwick Re 2018-1	1/10/2018	238,948	126,454
Berwick Re 2019-1	12/31/2018	88,396	88,402
Cape Lookout Re	3/25/2022	501,800	500,000
Cape Lookout Re	3/16/2022	250,000	249,250
Eden Re II	1/22/2019	668	14,129
Eden Re II	12/23/2019	50,000	25,100
Formby Re 2018	7/9/2018	18,178	26,853
Harambee Re 2018	12/19/2017	8,492	320
Harambee Re 2019	12/20/2018	—	280
Integrity Re	3/15/2022	501,875	498,950
Long Point Re III	1/24/2022	250,500	247,750
Matterhorn Re	3/10/2022	250,000	249,325
Matterhorn Re	3/10/2022	250,000	249,000
Merion Re 2018-2	12/28/2017	16,461	66,200
Pangaea Re 2018-1	12/26/2017	85,805	12,633
Pangaea Re 2018-3	5/31/2018	144,517	12,446
Pangaea Re 2019-1	1/9/2019	5,160	10,242
Pangaea Re 2019-3	7/25/2019	13,236	15,870
Pangaea Re 2020-1	1/21/2020	—	10,322
Residential Reinsurance 2021	10/28/2021	250,000	247,750
Sanders Re II	11/23/2021	250,000	248,450
Sanders Re III	3/22/2022	250,000	249,350
Sector Re V	12/4/2018	30,762	18,257
Sector Re V	1/1/2020	10,000	29,004
Vista Re, Ltd.	2/24/2022	251,938	248,075
Woburn Re 2018	3/20/2018	85,177	14,035
Woburn Re 2019	2/14/2019	14,329	16,919
Total Restricted Securities			$4,012,895
% of Net assets			0.7%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

	In
Currency	Exchange	Currency			Settlement	Unrealized
Purchased	for	Sold	Deliver	Counterparty	Date	Appreciation
USD	571,532	MXN	11,660,000	Bank of New York	7/22/22	$9,440
				Mellon Corp.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$9,440

44 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION

	Reference		Annual		Premiums	Unrealized
Notional	Obligation /	Pay/	Fixed	Expiration	Paid/	Appreciation	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	(Received)	(Depreciation)	Value
4,600,000	Markit CDX North Receive		5.00%	6/20/25	$ (7,249)	$177,293	$170,044
	America High
	Yield Series 34
2,600,000	Markit CDX North Receive		5.00%	6/22/27	146,995	(90,922)	56,073
	America High
	Yield Index
	Series 38
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP
CONTRACTS – SELL PROTECTION					$139,746	$ 86,371	$226,117
TOTAL SWAP CONTRACTS					$139,746	$ 86,371	$226,117

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

MXN — Mexican Peso

Purchases and sales of securities (excluding short term investments) for the six months ended April 30, 2022, aggregated $192,905,268 and $69,095,580, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2022, the Fund did not engage in any cross trade activity.

At April 30, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $622,728,296 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 1,715,439
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(9,800,711)
Net unrealized depreciation	$(8,085,272)

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 45

Schedule of Investments | 4/30/22 (unaudited)

(continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of April 30, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating
Rate Loan Interests	$ —	$491,143,793	$ —	$491,143,793
Common Stocks
Specialty Retail	—	—	83,653	83,653
All Other Common Stocks	706,225	—	—	706,225
Asset Backed Securities	—	4,828,678	—	4,828,678
Commercial Mortgage-
Backed Securities	—	1,149,979	—	1,149,979
Corporate Bonds	—	19,527,932	—	19,527,932
Right/Warrant	—	—	—	—
Insurance-Linked Securities
Collateralized Reinsurance
Windstorm – Florida	—	—	26,853	26,853
Reinsurance Sidecars
Multiperil – U.S.	—	—	600	600
Multiperil – Worldwide	—	—	499,242	499,242
All Other Insurance-
Linked Securities	—	3,486,200	—	3,486,200
Investment Companies	10,919,646	—	—	10,919,646
Repurchase Agreements	18,000,000	—	—	18,000,000
Open-End Fund	64,270,223	—	—	64,270,223
Total Investments
in Securities	$93,896,094	$520,136,582	$610,348	$614,643,024
Other Financial Instruments
Net unrealized appreciation
on forward foreign currency
exchange contracts	$ —	$ 9,440	$ —	$ 9,440
Swap contracts, at value	—	226,117	—	226,117
Total Other
Financial Instruments	$ —	$ 235,557	$ —	$ 235,557

46 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Insurance-
	Common	Linked
	Stocks	Securities	Total
Balance as of 10/31/21	$83,653	$ 680,012	$ 763,665
Realized gain (loss)(1)	—	(276,334)	(276,334)
Changed in unrealized appreciation
(depreciation)(2)	—	168,623	168,623
Accrued discounts/premiums	—	(43,813)	(43,813)
Purchases	—	—	—
Sales	—	(1,793)	(1,793)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 4/30/22	$83,653	$ 526,695	$ 610,348

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the six months ended April 30, 2022, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at April 30, 2022: $(21,502)

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 47

Statement of Assets and Liabilities | 4/30/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $622,053,354)	$614,643,024
Cash	807,282
Swaps collateral	250,365
Swap contracts, at value (net premiums paid $139,746)	226,117
Net unrealized appreciation on forward foreign currency
exchange contracts	9,440
Receivables —
Investment securities sold	8,491,767
Fund shares sold	1,996,426
Interest	1,582,371
Other assets	75,234
Total assets	$628,082,026
LIABILITIES:
Payables —
Investment securities purchased	$ 42,604,889
Fund shares repurchased	2,512,585
Distributions	242,950
Trustees’ fees	1,325
Due to Adviser	6,423
Variation margin for centrally cleared swap contracts	37,282
Unrealized depreciation on unfunded loan commitments	16,803
Due to affiliates	53,721
Accrued expenses	190,467
Total liabilities	$ 45,666,445
NET ASSETS:
Paid-in capital	$649,329,238
Distributable earnings (loss)	(66,913,657)
Net assets	$582,415,581
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $91,880,505/14,359,606 shares)	$ 6.40
Class C (based on $14,932,223/2,313,492 shares)	$ 6.45
Class Y (based on $475,602,853/73,617,429 shares)	$ 6.46
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $6.40 net asset value per share/100%-4.50%
maximum sales charge)	$ 6.70

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 4/30/22

INVESTMENT INCOME:
Interest from unaffiliated issuers	$10,362,575
Dividends from unaffiliated issuers	233,215
Total Investment Income		$10,595,790
EXPENSES:
Management fees	$ 1,524,293
Administrative expenses	64,930
Transfer agent fees
Class A	105,259
Class C	3,366
Class Y	168,354
Distribution fees
Class A	108,776
Class C	70,632
Shareowner communications expense	5,173
Custodian fees	15,566
Registration fees	42,711
Professional fees	40,159
Printing expense	29,688
Pricing fees	4,979
Trustees’ fees	9,868
Insurance expense	633
Miscellaneous	57,600
Total expenses		$ 2,251,987
Less fees waived and expenses reimbursed
by the Adviser		(138,596)
Net expenses		$ 2,113,391
Net investment income		$ 8,482,399
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (129,237)
Forward foreign currency exchange contracts	(1,030)
Swap contracts	123,848
Other assets and liabilities denominated in
foreign currencies	(3,593)	$ (10,012)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ (9,535,536)
Forward foreign currency exchange contracts	9,440
Swap contracts	(329,222)
Unfunded loan commitments	(24,541)
Other assets and liabilities denominated in
foreign currencies	1,029	$ (9,878,830)
Net realized and unrealized gain (loss) on investments		$ (9,888,842)
Net decrease in net assets resulting from operations		$ (1,406,443)

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 49

Statements of Changes in Net Assets

	Six Months
	Ended
	4/30/22	Year Ended
	(unaudited)	10/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 8,482,399	$ 11,048,971
Net realized gain (loss) on investments	(10,012)	(1,217,182)
Change in net unrealized appreciation (depreciation)
on investments	(9,878,830)	13,993,073
Net increase (decrease) in net assets resulting
from operations	$ (1,406,443)	$ 23,824,862
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.10 and $0.22 per share, respectively)	$ (1,305,756)	$ (2,633,249)
Class C ($0.07 and $0.17 per share, respectively)	(156,232)	(435,079)
Class Y ($0.11 and $0.24 per share, respectively)	(6,783,166)	(9,786,697)
Total distributions to shareowners	$ (8,245,154)	$ (12,855,025)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$201,688,718	$234,977,359
Reinvestment of distributions	7,143,193	10,658,252
Cost of shares repurchased	(82,184,204)	(87,109,783)
Net increase in net assets resulting from Fund
share transactions	$126,647,707	$158,525,828
Net increase in net assets	$116,996,110	$169,495,665
NET ASSETS:
Beginning of period	$465,419,471	$295,923,806
End of period	$582,415,581	$465,419,471

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

	Six Months	Six Months
	Ended	Ended	Year	Year
	4/30/22	4/30/22	Ended	Ended
	Shares	Amount	10/31/21	10/31/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	3,004,282	$ 19,444,141	5,762,019	$ 37,389,876
Reinvestment of
distributions	195,639	1,262,951	386,829	2,509,354
Less shares repurchased	(1,801,255)	(11,654,451)	(4,211,927)	(27,302,925)
Net increase	1,398,666	$ 9,052,641	1,936,921	$ 12,596,305
Class C
Shares sold	391,636	$ 2,548,264	576,926	$ 3,784,136
Reinvestment of
distributions	22,586	147,095	62,237	406,737
Less shares repurchased	(314,423)	(2,052,652)	(1,795,606)	(11,723,528)
Net increase (decrease)	99,799	$ 642,707	(1,156,443)	$ (7,532,655)
Class Y
Shares sold	27,526,181	$179,696,313	29,529,703	$193,803,347
Reinvestment of
distributions	879,468	5,733,147	1,181,269	7,742,161
Less shares repurchased	(10,518,653)	(68,477,101)	(7,351,746)	(48,083,330)
Net increase	17,886,996	$116,952,359	23,359,226	$153,462,178

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 51

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class A
Net asset value, beginning of period	$ 6.51	$ 6.28	$ 6.57	$ 6.73	$ 6.80	$ 6.79
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.10	$ 0.19	$ 0.21	$ 0.31	$ 0.26	$ 0.24
Net realized and unrealized gain (loss) on investments	(0.11)	0.26	(0.26)	(0.15)	(0.06)	0.01
Net increase (decrease) from investment operations	$ (0.01)	$ 0.45	$ (0.05)	$ 0.16	$ 0.20	$ 0.25
Distributions to shareowners:
Net investment income	$ (0.10)	$ (0.22)	$ (0.24)	$ (0.32)	$ (0.27)	$ (0.24)
Total distributions	$ (0.10)	$ (0.22)	$ (0.24)	$ (0.32)	$ (0.27)	$ (0.24)
Net increase (decrease) in net asset value	$ (0.11)	$ 0.23	$ (0.29)	$ (0.16)	$ (0.07)	$ 0.01
Net asset value, end of period	$ 6.40	$ 6.51	$ 6.28	$ 6.57	$ 6.73	$ 6.80
Total return (b)	(0.21)%(c)	7.25%	(0.71)%	2.42%	2.96%	3.71%
Ratio of net expenses to average net assets	1.05%(d)	1.05%	1.12%	1.07%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets	3.10%(d)	2.89%	3.31%	4.64%	3.89%	3.54%
Portfolio turnover rate	14%(c)	41%	45%	13%	42%	69%
Net assets, end of period (in thousands)	$91,881	$84,417	$69,248	$120,559	$161,020	$193,193
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.20%(d)	1.26%	1.17%	1.11%	1.01%	1.02%
Net investment income (loss) to average net assets	2.95%(d)	2.68%	3.26%	4.60%	3.89%	3.54%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class C
Net asset value, beginning of period	$ 6.57	$ 6.34	$ 6.57	$ 6.74	$ 6.80	$ 6.79
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.14	$ 0.17	$ 0.26	$ 0.21	$ 0.19
Net realized and unrealized gain (loss) on investments	(0.13)	0.26	(0.21)	(0.16)	(0.05)	0.01
Net increase (decrease) from investment operations	$ (0.05)	$ 0.40	$ (0.04)	$ 0.10	$ 0.16	$ 0.20
Distributions to shareowners:
Net investment income	$ (0.07)	$ (0.17)	$ (0.19)	$ (0.27)	$ (0.22)	$ (0.19)
Total distributions	$ (0.07)	$ (0.17)	$ (0.19)	$ (0.27)	$ (0.22)	$ (0.19)
Net increase (decrease) in net asset value	$ (0.12)	$ 0.23	$ (0.23)	$ (0.17)	$ (0.06)	$ 0.01
Net asset value, end of period	$ 6.45	$ 6.57	$ 6.34	$ 6.57	$ 6.74	$ 6.80
Total return (b)	(0.74)%(c)	6.39%	(0.54)%	1.52%	2.35%	2.93%
Ratio of net expenses to average net assets	1.76%(d)	1.85%	1.80%	1.77%	1.76%	1.77%
Ratio of net investment income (loss) to average net assets	2.39%(d)	2.12%	2.63%	3.94%	3.15%	2.78%
Portfolio turnover rate	14%(c)	41%	45%	13%	42%	69%
Net assets, end of period (in thousands)	$14,932	$14,538	$21,352	$39,105	$68,364	$79,057
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.76%(d)	1.86%	1.84%	1.81%	1.76%	1.77%
Net investment income (loss) to average net assets	2.39%(d)	2.11%	2.59%	3.90%	3.15%	2.78%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 53

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class Y
Net asset value, beginning of period	$ 6.58	$ 6.34	$ 6.59	$ 6.75	$ 6.82	$ 6.81
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.21	$ 0.24	$ 0.33	$ 0.29	$ 0.26
Net realized and unrealized gain (loss) on investments	(0.12)	0.27	(0.22)	(0.15)	(0.07)	0.01
Net increase (decrease) from investment operations	$ (0.01)	$ 0.48	$ 0.02	$ 0.18	$ 0.22	$ 0.27
Distributions to shareowners:
Net investment income	$ (0.11)	$ (0.24)	$ (0.27)	$ (0.34)	$ (0.29)	$ (0.26)
Total distributions	$ (0.11)	$ (0.24)	$ (0.27)	$ (0.34)	$ (0.29)	$ (0.26)
Net increase (decrease) in net asset value	$ (0.12)	$ 0.24	$ (0.25)	$ (0.16)	$ (0.07)	$ 0.01
Net asset value, end of period	$ 6.46	$ 6.58	$ 6.34	$ 6.59	$ 6.75	$ 6.82
Total return (b)	(0.19)%(c)	7.70%	0.31%	2.74%	3.27%	4.05%
Ratio of net expenses to average net assets	0.75%(d)	0.75%	0.71%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	3.41%(d)	3.16%	3.71%	5.00%	4.22%	3.86%
Portfolio turnover rate	14%(c)	41%	45%	13%	42%	69%
Net assets, end of period (in thousands)	$475,603	$366,465	$205,324	$336,472	$713,216	$593,640
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.78%(d)	0.81%	0.86%	0.85%	0.77%	0.79%
Net investment income (loss) to average net assets	3.38%(d)	3.10%	3.56%	4.85%	4.15%	3.77%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

Notes to Financial Statements | 4/30/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VI (“the Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class K shares did not have assets or shareholders as of April 30, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related

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contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices,

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or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix or an insurance industry valuation model to provide an estimated value of the instrument.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of funds that are listed on an exchange, including exchange-listed closed-end funds and exchange-traded funds (ETFs), are valued by using the last sale price on the principal exchange where they are traded.

Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

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Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At April 30, 2022, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.01% of net assets. The value of this fair valued security was $83,653.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

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Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

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The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$12,855,025
Total	$12,855,025

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 358,002
Capital loss carryforward	(59,234,204)
Current year dividend payable	(250,118)
Net unrealized appreciation	1,864,260
Total	$(57,262,060)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swap contracts, the tax treatment of premium and amortization, adjustments relating to Insurance-Linked Securities, the tax adjustments relating to credit default swaps, preferred stocks and other holdings.

D. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $2,415 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2022.

E. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

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The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

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Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non- U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the

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Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests primarily in floating rate loans and other floating rate investments. Floating rate loans typically are rated below investment grade. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet redemptions. To the extent that sale proceeds of loans are not available, the Fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts

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and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyberattacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions,

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loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

G. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at April 30, 2022 are listed in the Schedule of Investments.

H. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as

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reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I. Repurchase Agreements

Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

Open repurchase agreements at April 30, 2022, are disclosed in the Schedule of Investments.

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J. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

During the six months ended April 30, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the six months ended April 30, 2022 was $187,364 of forward foreign currency to sell.

K. Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment

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obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for

68 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2022, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the six months ended April 30, 2022, was $320,682. Open credit default swap contracts at April 30, 2022, are listed in the Schedule of Investment.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $500 million, 0.55% of the next $1.5 billion of the Fund’s average daily net assets, and 0.50% of the Fund’s average daily net assets over $2 billion. For the six months ended April 30, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.05% and 0.75% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended April 30, 2022, are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $49,579 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended April 30, 2022, the Fund paid $9,868 in Trustees’ compensation, which is

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 69

reflected on the Statement of Operations as Trustees’ fees. At April 30, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,325.

4. Transfer Agent

For the period from November 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications
Class A	$3,720
Class C	507
Class Y	946
Total	$5,173

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $4,142 in distribution fees payable to the Distributor at April 30, 2022.

In addition, redemptions of each Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A

70 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2022, CDSCs in the amount of $3,710 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2022, the Fund had no borrowings under the credit facility.

7. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 71

determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2022.

	Derivative Assets	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Received (a)	Received (a)	Assets (b)
Bank of New
York Mellon
Corp.	$9,440	$ —	$ —	$ —	$9,440
Total	$9,440	$ —	$ —	$ —	$9,440

(a)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.

72 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2022, was as follows:

Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net unrealized
appreciation on
forward foreign
currency exchange
contracts	$ —	$ —	$ 9,440	$ —	$ —
Swap contracts,
at value	—	226,116	—	—	—
Total Value	$ —	$226,116	$ 9,440	$ —	$ —

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 73

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2022, was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Forward foreign
currency exchange
contracts	$ —	$ —	$(1,030)	$ —	$ —
Swap contracts	—	123,848	—	—	—
Total Value	$ —	$ 123,848	$(1,030)	$ —	$ —
Change in Net
Unrealized
Appreciation
(Depreciation) on
Forward foreign
currency exchange
contracts	$ —	$ —	$ 9,440	$ —	$ —
Swap contracts	—	(329,222)	—	—	—
Total Value	$ —	$ (329,222)	$ 9,440	$ —	$ —

9. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

74 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

As of April 30, 2022, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation
Loan	Principal	Cost	Value	(Depreciation)
ARC Falcon I Inc.	$ 254,777	$ 253,606	$ 248,344	$ (5,262)
athenahealth, Inc.	615,942	614,274	610,245	(4,029)
CP Iris Holdco I, Inc.	166,667	166,667	163,802	(2,865)
East West
Manufacturing LLC	266,667	264,057	263,667	(390)
Medical Solutions Holdings, Inc.	160,000	159,258	158,933	(325)
Osmosis Buyer Limited, Incremental
Delayed Draw Term Loan	166,667	166,667	164,306	(2,361)
Perrigo Company PLC	272,727	270,686	272,045	1,359
Project Watson Bridge Loan	1,896,400	1,896,400	1,896,400	—
Refficiency Holdings LLC	315,771	315,771	313,666	(2,105)
Service Logic Acquisition, Inc.	57,089	56,636	56,376	(260)
Trident TPI Holdings, Inc.	53,143	53,143	52,578	(565)
Total Value	$4,225,850	$4,217,165	$4,200,362	$(16,803)

10. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/22 75

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

76 Pioneer Floating Rate Fund | Semiannual Report | 4/30/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 20856-15-0622

Pioneer Flexible Opportunities Fund

Semiannual Report | April 30, 2022

A: PMARX	C: PRRCX	K: FLEKX	R: MUARX	Y: PMYRX

visit us: www.amundi.com/us

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment. Volatility in the fixed-income markets has remained high and we have seen negative returns for most asset classes. Meanwhile, equity markets, both domestic and global, have experienced significant underperformance over the first several months of the year. Concerns over global supply chain issues, rising inflation, the enactment of less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

In our view, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

June 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 3

Portfolio Management Discussion | 4/30/22

In the following discussion, Michele Garau and Howard Weiss review recent market events and describe the factors that affected the performance of Pioneer Flexible Opportunities Fund during the six-month period ended April 30, 2022. Mr. Garau, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Weiss, CFA, a senior vice president and a portfolio manager at Amundi US, are responsible for the management of the Fund, along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, US, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the six-month period ended April 30, 2022?
A	Pioneer Flexible Opportunities Fund’s Class A shares returned -13.59% at net asset value during the six-month period ended April 30, 2022, while the Fund’s benchmark, the Bloomberg US Treasury TIPS 1-10 Year Index (the Bloomberg Index), returned -1.96%. During the same period, the average return of the 276 mutual funds in Morningstar’s Tactical Allocation Funds category was -9.22%.
Q	How would you describe the investment environment over the six-month period ended April 30, 2022?
A	The past six months proved to be a very challenging time for market participants. Three key factors dampened investor sentiment and led to heightened volatility during the period.

First, the emergence of the Omicron variant of COVID-19 sparked a sizable sell-off in riskier assets in mid-November 2021. Although the negative reaction was short lived, investors soon had to contend with a larger issue: the US Federal Reserve’s (Fed’s) shift toward tighter monetary policy. In late November, the Fed announced its intention to fight rising inflation by tapering its quantitative easing (bond purchase) program, while signaling that it was likely to begin raising short-term interest rates. While the Fed only increased the target range for the federal funds rate once before the end of the period – a quarter-point hike on March 17, 2022 – markets still came under heavy pressure from expectations that more rate hikes were on the way before year-end.

4 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

Finally, Russia’s invasion of Ukraine in February was the third important headwind for market performance during the period. In addition to creating added uncertainty and weighing on the economic outlook for Europe, the invasion exacerbated the already troublesome supply chain disruptions and further fanned concerns about inflation. Not least, the resulting sanctions placed on Russia by the US and some European nations caused Russia’s stock market to decline substantially over the course of a single week in late February.

In combination, those factors led to a sharp downturn in stock prices across the globe. Virtually all major equity categories lost ground in the ensuing sell-off, but energy and other commodity-related sectors held up reasonably well. On the other hand, growth stocks, European equities, and the emerging markets stocks lagged.

Fixed-income securities also generated poor performance over the six-month period, with the shift in policy by the Fed and other central banks weighing heavily on government debt across the globe, in particular. Credit-sensitive investments (such as corporate, high-yield, and emerging markets bonds) were also hit hard, due to the combination of higher yields and increasing spreads. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q	Could you discuss some of the investment decisions that factored into the Fund’s benchmark-relative performance during the six-month period ended April 30, 2022?
A	The Fund’s large weighting in equities versus fixed income was the key driver of benchmark-relative underperformance over the six-month period. While this aspect of our investment approach has been a positive contributor to relative returns over time, more recently, it has been a detractor from the Fund’s performance comparisons compared with the benchmark Bloomberg Index.

Much of the shortfall came from the Fund’s positions in four Russian stocks, via holdings of American Depositary Receipts (ADRs). Although the holdings made up only a little more than 2% of the portfolio’s total invested assets, the stocks’ decline in share price to near zero due to the economic sanctions placed on Russia had a meaningful effect on benchmark-relative results. A number of portfolio positions in the technology and health care sectors, both of which lagged amid the larger sell-off in growth stocks, also detracted from the Fund’s benchmark-relative performance. Conversely, positions in resource-related stocks

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 5

(including many in the energy and materials sectors) contributed positively to relative returns for the period. The Fund’s holdings in Brazil-based equities also registered positive gains, as did the portfolio’s allocation to commodities.

Consistent with the broader market environment, the Fund’s bond portfolio posted an overall negative return for the six-month period. In contrast, the Bloomberg Index held up much better than fixed-income assets in general, due to the outperformance of Treasury Inflation Protected Securities (TIPS).

Q	Did the Fund have any exposure to derivatives during the six-month period ended April 30, 2022? If so, how did the use of derivatives affect the Fund’s performance?
A	We used derivatives across a broad spectrum of asset classes as part of our strategy of striving to establish specific market and issuer exposures within the portfolio, and to attempt to manage downside risk. The derivative instruments we used included equity, fixed-income, and commodity futures; credit-linked securities; long and short positions in exchange-traded funds (ETFs); forward foreign currency contracts; Treasury futures contracts; and options on both indices and individual securities. We believe derivatives have continued to offer an efficient way for us to manage the Fund’s allocations without having to make material changes to its core portfolio holdings. Since we use derivatives in an effort to achieve the Fund’s risk/return objectives, we feel that evaluating them within the context of the entire portfolio, rather than as a standalone investment strategy, is the proper view. Our use of derivatives contributed to performance in the six-month reporting period by offsetting some of the weakness in the equity and fixed-income markets.
Q	How would you characterize your broader thinking and the Fund’s positioning as of April 30, 2022?
A	Recent events have led to increased volatility in the markets, and the trends in place throughout most of 2020 and 2021 have largely reversed as the stress of economic risk has become very high. In this environment, there have been many forces at play. On one hand, the economy has benefited from a broader reopening as the COVID-19 pandemic has slowly moved into an endemic stage. On the other hand, persistent and even worsening issues with the global supply chain have been a key headwind for the markets, particularly in the wake of Russia’s invasion of Ukraine.

6 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

We believe the increase in inflation may persist for a while, and that the corresponding increases in commodity prices could have a significant impact on consumers. In addition, we think companies in the industrials sector may experience lower profit margins if they are unable to pass along rising input costs to their customers.

For our part, we have continued to emphasize the fundamental factors that we think could place the Fund in an advantageous position, no matter the outcomes of current geopolitical issues. We think the portfolio features strong diversification*, and we have maintained a focus on investments in the stocks and fixed-income securities of companies with robust balance sheets and, in our view, attractive valuations.

The Fund’s major investment themes remained largely in place over the course of the six-month period. However, we trimmed or eliminated some of the Fund’s positions in Russian bonds and reallocated the proceeds into other emerging markets investments, including the government bonds of South Africa, Brazil, and Uruguay. The portfolio’s fixed-income holdings are primarily allocated to the government debt of countries that offer a combination of higher yields and, in our opinion, sound fundamentals. In addition, holdings of “bond proxies” - including real estate and utilities stocks - have remained a key component within the Fund’s asset allocation.

We believe a top-down, long-term investment approach is the most appropriate course, given the Fund’s objectives. The Fund remains diversified on a global scale, with holdings in the US and foreign markets. We think current conditions have continued to underscore our preference for equities over fixed income, notwithstanding the recent weakness in stocks. At the end of April, the Fund had an allocation of roughly 78% to equities (including real estate investment trusts, or REITs, but excluding hedges), with weightings of 34% in North American-domiciled companies; 33% in other developed economies; and 11% in the emerging markets. In the United States, we have found opportunities in mortgage REITs, where book values and dividends** have continued to increase, as well as in the defense, health care, and information technology sectors.

We have maintained the Fund’s allocations to Asia, including China, due to both attractive valuations and the longer-term growth potential of that country’s economy. The Fund’s primary positions in China were in the consumer discretionary (retail and autos) and financials sectors. We

*	Diversification does not ensure a profit nor protect against loss.
**	Dividends are not guaranteed.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 7

have also found valuations to be attractive in Europe, and have focused the portfolio’s investments on utilities, industrials, and insurance companies in the European region.

Although the Fund underperformed its benchmark over the past six months, we believe our flexible, go-anywhere approach to investing could be well suited to a time of elevated uncertainty and wide divergences in the economic fundamentals of countries, regions, and sectors.

Please refer to the Schedule of Investments on pages 19–29 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund has the ability to invest in a wide variety of securities and asset classes.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage through the use of derivatives, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund or an underlying fund’s investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit to the amount of loss on an appreciating security that is sold short.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

8 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest on insurance-linked bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in commodity-linked derivatives. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities will generally fall.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund’s risks.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 9

Portfolio Summary | 4/30/22

Sector Distribution

(As a percentage of total investments)*

Portfolio Diversification

(As a percentage of total investments)*

† Amount rounds to less than 0.1%.

10 Largest Holdings
(As a percentage of total investments)*
1.	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/1/31	3.84%
2.	Republic of South Africa Government Bond, 8.25%, 3/31/32	3.47
3.	ETFMG Prime Cyber Security ETF	2.65
4.	Invesco DB Agriculture Fund, 5/10/22	2.51
5.	Indonesia Treasury Bond, 8.375%, 9/15/26	2.39
6.	Archer-Daniels-Midland Co.	1.69
7.	Zurich Insurance Group AG	1.50
8.	Ladder Capital Corp.	1.46
9.	New Residential Investment Corp.	1.41
10.	China Resources Land, Ltd.	1.39

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

Prices and Distributions | 4/30/22

Net Asset Value per Share

Class	4/30/22	10/31/21
A	$12.30	$14.45
C	$12.00	$14.10
K	$12.30	$14.44
R	$12.09	$14.20
Y	$12.36	$14.52

Distributions per Share: 11/1/21–4/30/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1215	$ —	$0.0863
C	$0.0631	$ —	$0.0863
K	$0.1420	$ —	$0.0863
R	$0.0881	$ —	$0.0863
Y	$0.1412	$ —	$0.0863

Index Definitions

The Bloomberg U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 11

Performance Update | 4/30/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Flexible Opportunities Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns
(As of April 30, 2022)
			BBG
	Net	Public	U.S. Treasury
	Asset	Offering	TIPS
	Value	Price	1-10 Year
Period	(NAV)	(POP)	Index
10 Years	5.01%	4.53%	2.02%
5 Years	4.48	3.52	3.59
1 Year	-12.30	-16.23	1.52

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross	Net
1.28%	1.23%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

Performance Update | 4/30/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns
(As of April 30, 2022)

			BBG
			U.S. Treasury
			TIPS
	If	If	1-10 Year
Period	Held	Redeemed	Index
10 Years	4.21%	4.21%	2.02%
5 Years	3.68	3.68	3.59
1 Year	-13.02	-13.88	1.52

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross
2.02%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 13

Performance Update | 4/30/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns
(As of April 30, 2022)
		BBG
	Net	U.S. Treasury
	Asset	TIPS
	Value	1-10 Year
Period	(NAV)	Index

10 Years	5.14%	2.02%
5 Years	4.74	3.59
1 Year	-12.03	1.52

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross
0.93%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on June 22, 2018, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on June 22, 2018, would have been higher than the performance shown. For the period beginning June 22, 2018, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

Performance Update | 4/30/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns
(As of April 30, 2022)
		BBG
	Net	U.S. Treasury
	Asset	TIPS
	Value	1-10 Year
Period	(NAV)	Index
10 Years	4.33%	2.02%
5 Years	3.56	3.59
1 Year	-12.90	1.52

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross
1.96%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 15

Performance Update | 4/30/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns
(As of April 30, 2022)
		BBG
	Net	U.S. Treasury
	Asset	TIPS
	Value	1-10 Year
Period	(NAV)	Index
10 Years	5.32%	2.02%
5 Years	4.79	3.59
1 Year	-12.05	1.52

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross	Net
1.02%	0.93%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

16 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on actual returns from November 1, 2021 through April 30, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/21
Ending Account Value	$864.10	$860.50	$866.10	$862.40	$865.40
(after expenses) on
4/30/22
Expenses Paid	$5.50	$8.95	$3.98	$7.71	$4.16
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, 1.94%, 0.86%, 1.67%, and 0.90% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2021 through April 30, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/21
Ending Account Value	$1,018.89	$1,015.17	$1,020.53	$1,016.51	$1,020.33
(after expenses) on
4/30/22
Expenses Paid	$5.96	$9.69	$4.31	$8.35	$4.51
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, 1.94%, 0.86%, 1.67%, and 0.90% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

Schedule of Investments | 4/30/22 (Consolidated)

(unaudited)

Shares		Value
	UNAFFILIATED ISSUERS — 98.6%
	COMMON STOCKS — 73.3% of Net Assets
	Aerospace & Defense — 2.6%
19,054	Curtiss-Wright Corp.	$ 2,723,007
199,525(a)	Leonardo S.p.A.	2,067,843
6,737	MTU Aero Engines AG	1,376,309
9,492	Thales S.A.	1,221,657
	Total Aerospace & Defense	$ 7,388,816
	Airlines — 0.9%
100,677(a)	Controladora Vuela Cia de Aviacion S.A.B de CV (A.D.R.)	$ 1,602,778
14,453(a)	Copa Holdings S.A., Class A	1,089,322
	Total Airlines	$ 2,692,100
	Automobiles — 0.1%
427(a)	Tesla, Inc.	$ 371,814
	Total Automobiles	$ 371,814
	Banks — 10.8%
568,575	Banco BPM S.p.A.	$ 1,815,650
498,633	Bank for Foreign Trade of Vietnam JSC	1,756,675
4,822,800	Bank Mandiri Persero Tbk PT	2,977,448
7,120,500	Bank Rakyat Indonesia Persero Tbk PT	2,392,001
65,264	BAWAG Group AG (144A)	3,147,834
19,448	Comerica, Inc.	1,592,791
89,702	Erste Group Bank AG	2,806,759
2,229,502(a)	Eurobank Ergasias Services and Holdings S.A.	2,351,543
196,813	FinecoBank Banca Fineco S.p.A.	2,766,641
59,623	ICICI Bank, Ltd.	579,753
143,221	ING Groep NV	1,374,928
26,224	KB Financial Group, Inc.	1,221,420
516,418	NatWest Group Plc	1,415,626
4,107,000	Postal Savings Bank of China Co., Ltd., Class H (144A)	3,140,308
17,852(a)+^	TCS Group Holding Plc (G.D.R.)	32,134
30,771	Truist Financial Corp.	1,487,778
	Total Banks	$ 30,859,289
	Capital Markets — 3.6%
66,080	AllianceBernstein Holding LP	$ 2,630,645
41,550	Lazard, Ltd., Class A	1,361,593
25,773	Morgan Stanley	2,077,046
17,948	Raymond James Financial, Inc.	1,749,212
6,136	S&P Global, Inc.	2,310,204
	Total Capital Markets	$ 10,128,700
	Chemicals — 1.1%
625,000	Petronas Chemicals Group Bhd	$ 1,467,210

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 19

Schedule of Investments | 4/30/22 (Consolidated)

(unaudited) (continued)

Shares		Value
Chemicals — (continued)
12,500	Shin-Etsu Chemical Co., Ltd.	$ 1,732,325
	Total Chemicals	$ 3,199,535
Commercial Services & Supplies — 1.9%
24,727	Republic Services, Inc.	$ 3,320,094
12,244	Waste Management, Inc.	2,013,404
	Total Commercial Services & Supplies	$ 5,333,498
Construction & Engineering — 0.3%
8,708	Vinci S.A.	$ 852,875
	Total Construction & Engineering	$ 852,875
Construction Materials — 0.2%
12,513	Holcim AG	$ 619,379
	Total Construction Materials	$ 619,379
Electric Utilities — 1.7%
11,655	Acciona S.A.	$ 2,305,395
205,691	Iberdrola S.A.	2,389,101
	Total Electric Utilities	$ 4,694,496
Electronic Equipment, Instruments & Components — 1.1%
7,378(a)	Teledyne Technologies, Inc.	$ 3,183,976
	Total Electronic Equipment, Instruments & Components	$ 3,183,976
Equity Real Estate Investment Trusts (REITs) — 1.8%
1,568,900	Ascendas Real Estate Investment Trust	$ 3,244,553
462,782	Frasers Logistics & Commercial Trust	485,219
18,528	SL Green Realty Corp.	1,282,508
	Total Equity Real Estate Investment Trusts (REITs)	$ 5,012,280
Food & Staples Retailing — 1.0%
117,535+^	Magnit PJSC (G.D.R.)	$ 46,427
18,473	Walmart, Inc.	2,826,184
	Total Food & Staples Retailing	$ 2,872,611
Food Products — 1.6%
49,463	Archer-Daniels-Midland Co.	$ 4,429,906
	Total Food Products	$ 4,429,906
Gas Utilities — 0.8%
435,775	Snam S.p.A.	$ 2,401,582
	Total Gas Utilities	$ 2,401,582
Health Care Equipment & Supplies — 1.1%
5,573(a)	Edwards Lifesciences Corp.	$ 589,512
3,046(a)	IDEXX Laboratories, Inc.	1,311,242
66,100	Olympus Corp.	1,176,073
	Total Health Care Equipment & Supplies	$ 3,076,827

The accompanying notes are an integral part of these financial statements.

20 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

Shares		Value
	Health Care Providers & Services — 2.5%
7,121	Anthem, Inc.	$ 3,574,244
7,015	UnitedHealth Group, Inc.	3,567,478
	Total Health Care Providers & Services	$ 7,141,722
	Hotels, Restaurants & Leisure — 1.8%
250,141(a)	NH Hotel Group S.A.	$ 935,477
89,145	OPAP S.A.	1,333,537
74,699(a)	Six Flags Entertainment Corp.	2,858,730
	Total Hotels, Restaurants & Leisure	$ 5,127,744
	Insurance — 9.6%
77,451	ASR Nederland NV	$ 3,541,178
565,009	Aviva Plc	3,078,469
120,494	AXA S.A.	3,236,352
63,761	ICICI Prudential Life Insurance Co., Ltd. (144A)	438,530
65,019	NN Group NV	3,219,699
279,031	Poste Italiane S.p.A. (144A)	2,760,543
6,070	Swiss Life Holding AG	3,575,544
63,900	Tokio Marine Holdings, Inc.	3,456,090
8,578	Zurich Insurance Group AG	3,932,079
	Total Insurance	$ 27,238,484
	IT Services — 0.7%
14,003	International Business Machines Corp.	$ 1,851,337
	Total IT Services	$ 1,851,337
	Life Sciences Tools & Services — 1.8%
5,902	Danaher Corp.	$ 1,482,169
6,554	Thermo Fisher Scientific, Inc.	3,623,838
	Total Life Sciences Tools & Services	$ 5,106,007
	Metals & Mining — 2.5%
89,275	Barrick Gold Corp.	$ 1,991,725
58,556	BHP Group, Ltd.	1,986,305
1,191,200	Press Metal Aluminium Holdings Bhd	$ 1,638,978
86,800	Vale S.A.	1,462,307
	Total Metals & Mining	$ 7,079,315
	Mortgage Real Estate Investment Trusts (REITs) — 7.4%
203,706	Angel Oak Mortgage, Inc.	$ 3,291,889
93,430	Blackstone Mortgage Trust, Inc., Class A	2,806,637
80,842	BrightSpire Capital, Inc.	687,157
58,806	Great Ajax Corp.	547,484
335,020	Ladder Capital Corp.	3,815,878
354,559	New Residential Investment Corp.	3,687,414
329,590	Redwood Trust, Inc.	3,197,023
128,365	Starwood Property Trust, Inc.	2,936,991
	Total Mortgage Real Estate Investment Trusts (REITs)	$ 20,970,473

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 21

Schedule of Investments | 4/30/22 (Consolidated)

(unaudited) (continued)

Shares		Value
	Oil, Gas & Consumable Fuels — 2.4%
210,214	Eni S.p.A.	$ 2,969,437
45,047+^	LUKOIL PJSC (A.D.R.)	111,942
419,100	Petroleo Brasileiro S.A.	2,834,718
21,066	TotalEnergies SE	1,049,508
	Total Oil, Gas & Consumable Fuels	$ 6,965,605
	Pharmaceuticals — 1.2%
19,203	Sanofi	$ 2,049,725
8,078	Zoetis, Inc.	1,431,826
	Total Pharmaceuticals	$ 3,481,551
	Real Estate Management & Development — 3.4%
690,600	Ascendas India Trust	$ 629,203
806,000	China Resources Land, Ltd.	3,625,819
318	KWG Living Group Holdings, Ltd.	121
709,000	Longfor Group Holdings, Ltd. (144A)	3,523,767
25,100	Nomura Real Estate Holdings, Inc.	610,214
1,057,000	S-Enjoy Service Group Co., Ltd.	1,244,639
	Total Real Estate Management & Development	$ 9,633,763
	Road & Rail — 0.2%
19,158	CSX Corp.	$ 657,886
	Total Road & Rail	$ 657,886
	Semiconductors & Semiconductor Equipment — 2.6%
3,719	ASML Holding NV	$ 2,150,001
3,400	Disco Corp.	840,994
8,343	Microchip Technology, Inc.	543,964
20,345	Micron Technology, Inc.	1,387,325
6,000	Tokyo Electron, Ltd.	2,565,055
	Total Semiconductors & Semiconductor Equipment	$ 7,487,339
	Software — 2.0%
9,927	Microsoft Corp.	$ 2,754,941
5,420(a)	Palo Alto Networks, Inc.	3,042,138
	Total Software	$ 5,797,079
	Specialty Retail — 0.4%
82,064(a)	Watches of Switzerland Group Plc (144A)	$ 1,053,584
	Total Specialty Retail	$ 1,053,584
	Textiles, Apparel & Luxury Goods — 1.4%
7,590	Cie Financiere Richemont S.A.	$ 901,203
9,996	EssilorLuxottica S.A.	1,727,317
2,218	LVMH Moet Hennessy Louis Vuitton SE	1,449,555
	Total Textiles, Apparel & Luxury Goods	$ 4,078,075

The accompanying notes are an integral part of these financial statements.

22 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

Shares		Value
Thrifts & Mortgage Finance — 0.9%
54,757	PennyMac Financial Services, Inc.	$ 2,659,000
	Total Thrifts & Mortgage Finance	$ 2,659,000
Trading Companies & Distributors — 1.3%
48,492(a)	AerCap Holdings NV	$ 2,265,061
60,200	Mitsui & Co., Ltd.	1,461,222
	Total Trading Companies & Distributors	$ 3,726,283
Water Utilities — 0.4%
1,152,000	China Water Affairs Group, Ltd.	$ 1,271,355
	Total Water Utilities	$ 1,271,355
Wireless Telecommunication Services — 0.2%
47,386	Bharti Airtel, Ltd.	$ 458,099
	Total Wireless Telecommunication Services	$ 458,099
TOTAL COMMON STOCKS
	(Cost $204,443,587)	$208,902,385
Principal
Amount USD ($)
CONVERTIBLE CORPORATE BONDS — 0.2%
of Net Assets
Internet — 0.2%
729,000(b)	Pinduoduo, Inc., 12/1/25	$ 641,884
	Total Internet	$ 641,884
TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $640,678)	$ 641,884
CORPORATE BONDS — 0.7% of Net Assets
Mining — 0.7%
752,000	Gold Fields Orogen Holdings BVI, Ltd., 6.125%,
	5/15/29 (144A)	$ 793,360
1,039,000	Teck Resources, Ltd., 6.125%, 10/1/35	1,145,356
	Total Mining	$ 1,938,716
TOTAL CORPORATE BONDS
	(Cost $2,019,030)	$ 1,938,716
Shares
PREFERRED STOCK — 0.0%† of Net Assets
Equity Real Estate Investment Trusts (REITs) — 0.0%†
204(a)^	Wheeler Real Estate Investment Trust, Inc.	$ 45,951
	Total Equity Real Estate Investment Trusts (REITs)	$ 45,951
TOTAL PREFERRED STOCK
	(Cost $167,705)	$ 45,951

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 23

Schedule of Investments | 4/30/22 (Consolidated)

(unaudited) (continued)

Principal
Amount USD ($)		Value
FOREIGN GOVERNMENT BONDS — 10.9%
of Net Assets
Brazil — 4.0%
BRL 55,833,000	Brazil Notas do Tesouro Nacional Serie F,
	10.000%, 1/1/31	$ 10,029,693
1,765,000	Brazilian Government International Bond,
	5.000%, 1/27/45	1,419,096
	Total Brazil	$ 11,448,789
Indonesia — 2.2%
IDR 84,471,000,000	Indonesia Treasury Bond, 8.375%, 9/15/26	$ 6,255,838
	Total Indonesia	$ 6,255,838
Mexico — 0.5%
MXN 34,386,200	Mexican Bonos, 5.750%, 3/5/26	$ 1,504,069
	Total Mexico	$ 1,504,069
Russia — 0.2%
RUB 260,822,000	Russian Federal Bond - OFZ, 7.000%, 8/16/23	$ 223,901
RUB 230,742,000	Russian Federal Bond - OFZ, 8.150%, 2/3/27	198,079
	Total Russia	$ 421,980
Saudi Arabia — 0.4%
1,217,000	Saudi Government International Bond, 3.250%,
	10/22/30 (144A)	$ 1,175,057
	Total Saudi Arabia	$ 1,175,057
South Africa — 3.2%
ZAR 164,683,190	Republic of South Africa Government Bond,
	8.250%, 3/31/32	$ 9,077,519
	Total South Africa	$ 9,077,519
Uruguay — 0.4%
898,643	Uruguay Government International Bond,
	7.875%, 1/15/33	$ 1,160,292
	Total Uruguay	$ 1,160,292
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $39,009,911)	$ 31,043,544

Shares
INVESTMENT COMPANIES — 4.3% of Net Assets
133,022	ETFMG Prime Cyber Security ETF	$ 6,929,116
49,248	FCF US Quality ETF	2,382,126
GBP 1,926(a)(e)	Ossiam Shiller Barclays Cape US Sector Value TR	2,138,765
51,757	VanEck Vietnam ETF	881,939
Total Investment Companies
	(Cost $11,147,090)	$ 12,331,946

The accompanying notes are an integral part of these financial statements.

24 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

Shares		Value
COMMODITY POOL FUND — 2.3% of Net Assets
297,800(a)(c)	Invesco DB Agriculture Fund	$ 6,572,446
Total Commodity Pool Fund
	(Cost $6,562,158)	$ 6,572,446
SHORT TERM INVESTMENTS — 6.9% of Net
Assets
Open-End Fund — 6.9%
19,529,915(c)(d)	Dreyfus Government Cash Management,
	Institutional Shares, 0.24%	$ 19,529,915
$ 19,529,915
TOTAL SHORT TERM INVESTMENTS
	(Cost $19,529,915)	$ 19,529,915
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.6%
	(Cost $283,520,074)	$281,006,787
	OTHER ASSETS AND LIABILITIES — 1.4%	$ 4,119,799
	NET ASSETS — 100.0%	$285,126,586

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2022, the value of these securities amounted to $16,032,983, or 5.6% of net assets.
(a)	Non-income producing security.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	All or a portion of this security is held by Flexible Opportunities Commodity Fund Ltd.
(d)	Rate periodically changes. Rate disclosed is the 7-day yield at April 30, 2022.
(e)	Security is exempt from registration under Regulation S.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).
†	Amount rounds to less than 0.1%.
FUTURES CONTRACTS
INTEREST CONTRACT
Number of
Contracts		Expiration	Notional	Market	Unrealized
Long	Description	Date	Amount	Value	(Depreciation)
49	US 10 Year Note	6/21/22	$ 5,866,342	$ 5,838,656	$ (27,686)

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 25

Schedule of Investments | 4/30/22 (Consolidated)

(unaudited) (continued)

CURRENCY FUTURES CONTRACTS
Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	Appreciation
151	Euro FX	6/13/22	$(20,493,950)	$(19,986,738)	$ 507,212
	Currency Futures
100	Japanese YEN	6/13/22	(9,959,558)	(9,668,750)	290,808
	Currency Futures
			$(30,453,508)	$(29,655,488)	$ 798,020

INDEX FUTURES CONTRACTS
Number of
Contracts		Expiration	Notional	Market	Unrealized
Long	Description	Date	Amount	Value	(Depreciation)
69	Dow Jones	6/17/22	$ 2,909,064	$ 2,774,490	$(134,574)
	U.S. Real Estate
27	NASDAQ	6/17/22	7,634,783	6,940,080	(694,703)
	100 E- Mini
			$ 10,543,847	$ 9,714,570	$(829,277)

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	(Depreciation)
266	Euro Stoxx 50	6/17/22	$(10,462,808)	$ (10,483,840)	$ (21,032)
207	MSCI China Free	6/17/22	(5,101,150)	(5,164,650)	(63,500)
23	Nikkei 225	6/9/22	(3,031,984)	(3,077,975)	(45,991)
			$(18,595,942)	$ (18,726,465)	$(130,523)
TOTAL FUTURES CONTRACTS			$(32,639,261)	$(32,828,727)	$(189,466)

SWAP CONTRACTS
OVER THE COUNTER (OTC) TOTAL RETURN SWAP CONTRACT – SELL PROTECTION
		Reference
Notional		Obligation/	Pay/		Expiration	Unrealized	Market
Amount ($)(1)	Counterparty	Index	Receive(2)	Coupon	Date	(Depreciation)	Value
10,258,759	Goldman Sachs	Goldman Sachs	Pay	(3 Month
	International	Total Cash		USD	9/15/22	$(176,945)	$(176,945)
		Return Index*		LIBOR +
				39bps)
TOTAL OVER THE COUNTER (OTC) TOTAL RETURN SWAP CONTRACT –
SELL PROTECTION						$(176,945)	$(176,945)
TOTAL SWAP CONTRACTS						$(176,945)	$(176,945)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

BRL — Brazil Real

GBP — Great British Pound

IDR — Indonesian Rupiah

MXN — Mexican Peso

RUB — Russia Ruble

ZAR — South Africa Rand

*	The following table shows the individual positions and related values of the securities underlying each total return swap contract with Goldman Sachs International, as of April 30, 2022:
	Share	Security
Name	Allocation	Value	% of basket
AbbVie, Inc.	34	$ (5,029)	2.84%
AES Corp.	199	(4,076)	2.30%
American Airlines Group, Inc.	53	(994)	0.56%
American International Group, Inc.	37	(2,169)	1.23%
Ameriprise Financial, Inc.	18	(4,688)	2.65%
AmerisourceBergen Corp.	28	(4,163)	2.35%
Apple, Inc.	63	(9,911)	5.60%
Applied Materials, Inc.	56	(6,135)	3.47%
Archer-Daniels-Midland Co.	49	(4,420)	2.50%
Assurant, Inc.	23	(4,267)	2.41%
Boeing Co.	12	(1,818)	1.03%
Capital One Financial Corp.	28	(3,500)	1.98%
Capri Holdings, Ltd.	60	(2,885)	1.63%
Cigna Corp.	9	(2,211)	1.25%
Corning, Inc.	78	(2,754)	1.56%
DENTSPLY SIRONA, Inc.	36	(1,428)	0.81%
Discover Financial Services	36	(4,057)	2.29%
eBay, Inc.	68	(3,509)	1.98%
Equity Residential	35	(2,849)	1.61%
F5, Inc.	17	(2,927)	1.65%
General Electric Co.	10	(726)	0.41%
Gilead Sciences, Inc.	33	(1,954)	1.10%
HCA Healthcare, Inc.	27	(5,752)	3.25%
HP, Inc.	120	(4,394)	2.48%
Lumen Technologies, Inc.	88	(885)	0.50%
LyondellBasell Industries NV	27	(2,824)	1.60%
McDonald’s Corp.	16	(4,020)	2.27%
Monster Beverage Corp.	50	(4,263)	2.41%
Motorola Solutions, Inc.	26	(5,612)	3.17%
Navient Corp.	148	(2,360)	1.33%
NetApp, Inc.	57	(4,150)	2.35%
NRG Energy, Inc.	134	(4,796)	2.71%
ONEOK, Inc.	43	(2,718)	1.54%
Paramount	34	(988)	0.56%
Proctor & Gamble Co.	26	(4,151)	2.35%
PulteGroup, Inc.	100	(4,159)	2.35%

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 27

Schedule of Investments | 4/30/22 (Consolidated)

(unaudited) (continued)

	Share	Security
Name	Allocation	Value	% of basket
Qorvo, Inc.	33	$ (3,776)	2.13%
Quest Diagnostics, Inc.	21	(2,864)	1.62%
Seagate Technology Plc	54	(4,397)	2.49%
Sysco Corp.	43	(3,650)	2.06%
Target Corp.	40	(9,243)	5.22%
TransDigm Group, Inc.	9	(5,443)	3.08%
Tyson Foods, Inc.	35	(3,273)	1.85%
United Airlines Holdings, Inc.	32	(1,624)	0.92%
Valero Energy Corp.	35	(3,896)	2.20%
Western Union Co.	114	(1,905)	1.08%
Westinghouse Air Brake Technologies Corp.	—	(38)	0.02%
Weyerhaeuser Co.	67	(2,748)	1.55%
Williams Cos., Inc.	74	(2,528)	1.43%
Yum! Brands, Inc.	34	(4,018)	2.27%
Totals		$(176,945)	100.00%

Purchases and sales of securities (excluding short term investments) for the six months ended April 30, 2022 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ 6,819,182	$ 6,754,498
Other Long-Term Securities	$239,341,806	$250,484,966

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2022, the Fund did not engage in any cross trade activity.

At April 30, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $285,458,748 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 23,654,179
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(28,472,551)
Net unrealized depreciation	$ (4,818,372)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

The following is a summary of the inputs used as of April 30, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Banks	$ 30,827,155	$ —	$ 32,134	$ 30,859,289
Food & Staples Retailing	2,826,184	—	46,427	2,872,611
Oil, Gas & Consumable Fuels	6,853,663	—	111,942	6,965,605
All Other Common Stocks	168,204,880	—	—	168,204,880
Convertible Corporate Bonds	—	641,884	—	641,884
Corporate Bonds	—	1,938,716	—	1,938,716
Preferred Stock	45,951	—	—	45,951
Foreign Government Bonds	—	31,043,544	—	31,043,544
Investment Companies	12,331,946	—	—	12,331,946
Commodity Pool Fund	6,572,446	—	—	6,572,446
Open-End Fund	19,529,915	—	—	19,529,915
Total Investments in Securities	$247,192,140	$33,624,144	$190,503	$281,006,787
Other Financial Instruments
Net unrealized depreciation
on futures contracts	$ (189,466)	$ —	$ —	$ (189,466)
Swap contracts, at value	—	(176,945)	—	(176,945)
Total Other Financial
Instruments	$ (189,466)	$ (176,945)	$ —	$ (366,411)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Common
Stocks
Balance as of 10/31/21	$ —
Realized gain (loss)(1)	(1,218,461)
Changed in unrealized appreciation (depreciation)(2)	(7,955,596)
Accrued discounts/premiums	—
Purchases	3,812,314
Sales	(1,128,049)
Transfers in to Level 3*	6,680,295
Transfers out of Level 3*	—
Balance as of 4/30/22	$ 190,503

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the six months ended April 30, 2022 investments having aggregate value of $6,680,295 were transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers in or out of Level 3 during the period.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at April 30, 2022:	$(7,955,596)

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 29

Statement of Assets and Liabilities | 4/30/22

(Consolidated) (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $283,520,074)	$281,006,787
Cash	4
Foreign currencies, at value (cost $323,795)	317,092
Futures collateral	3,087,305
Repatriation of taxes	116,667
Receivables —
Investment securities sold	3,121,807
Fund shares sold	137,935
Dividends	1,525,859
Interest	778,786
Due from the Adviser	274
Other assets	61,544
Total assets	$290,154,060
LIABILITIES:
Payables —
Investment securities purchased	$ 3,325,217
Fund shares repurchased	307,883
Trustees' fees	918
Variation margin for futures contracts	1,021,651
Swap contracts, at value	176,945
Due to affiliates	35,139
Accrued expenses	159,721
Total liabilities	$ 5,027,474
NET ASSETS:
Paid-in capital	$287,399,569
Distributable earnings (loss)	(2,272,983)
Net assets	$285,126,586
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $86,416,258/7,025,920 shares)	$ 12.30
Class C (based on $21,206,303/1,766,665 shares)	$ 12.00
Class K (based on $83,993,287/6,830,610 shares)	$ 12.30
Class R (based on $212,827/17,610 shares)	$ 12.09
Class Y (based on $93,297,911/7,549,827 shares)	$ 12.36
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $12.30 net asset value per share/100%-4.50%
maximum sales charge)	$ 12.88

The accompanying notes are an integral part of these financial statements.

30 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

Statement of Operations (Consolidated) (unaudited)

FOR THE SIX MONTHS ENDED 4/30/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $296,817)	$ 3,811,512
Interest from unaffiliated issuers (net of foreign
taxes withheld $(20,157))	1,001,508
Total Investment Income		$ 4,813,020
EXPENSES:
Management fees	$ 1,171,377
Administrative expenses	50,061
Transfer agent fees
Class A	33,502
Class C	11,318
Class K	44
Class R	393
Class Y	47,665
Distribution fees
Class A	119,579
Class C	133,952
Class R	621
Shareowner communications expense	9,436
Custodian fees	53,084
Registration fees	51,320
Professional fees	61,279
Printing expense	6,514
Pricing fees	561
Trustees' fees	6,118
Miscellaneous	28,126
Total expenses		$ 1,784,950
Less fees waived and expenses reimbursed by the Adviser		(59,288)
Net expenses		$ 1,725,662
Net investment income		$ 3,087,358
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of $(106,529))	$ (606,535)
Futures contracts	2,336,776
Swap contracts	(56,592)
Other assets and liabilities denominated in
foreign currencies	(613,958)	$ 1,059,691
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of $158,734)	$(50,033,215)
Futures contracts	(17,693)
Swap contracts	(433,063)
Other assets and liabilities denominated in
foreign currencies	3,723	$(50,480,248)
Net realized and unrealized gain (loss) on investments		$(49,420,557)
Net decrease in net assets resulting from operations		$(46,333,199)

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 31

Statements of Changes in Net Assets

(Consolidated)

	Six Months
	Ended
	4/30/22	Year Ended
	(unaudited)	10/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 3,087,358	$ 5,388,481
Net realized gain (loss) on investments	1,059,691	67,068,625
Change in net unrealized appreciation
(depreciation) on investments	(50,480,248)	26,234,384
Net increase (decrease) in net assets
resulting from operations	$(46,333,199)	$ 98,691,490
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.21 and $0.13 per share, respectively)	$ (1,458,751)	$ (938,849)
Class C ($0.15 and $0.01 per share, respectively)	(325,754)	(29,980)
Class K ($0.23 and $0.18 per share, respectively)	(1,656,042)	(1,531,190)
Class R ($0.18 and $0.12 per share, respectively)	(3,301)	(2,089)
Class Y ($0.23 and $0.18 per share, respectively)	(1,788,368)	(1,533,928)
Total distributions to shareowners	$ (5,232,216)	$ (4,036,036)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 12,421,912	$ 45,503,829
Reinvestment of distributions	4,666,189	3,592,983
Cost of shares repurchased	(37,306,700)	(122,557,651)
Net decrease in net assets resulting from
Fund share transactions	$(20,218,599)	$ (73,460,839)
Net increase (decrease) in net assets	$(71,784,014)	$ 21,194,615
NET ASSETS:
Beginning of period	$356,910,600	$ 335,715,985
End of period	$285,126,586	$ 356,910,600

The accompanying notes are an integral part of these financial statements.

32 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

	Six Months	Six Months
	Ended	Ended	Year	Year
	4/30/22	4/30/22	Ended	Ended
	Shares	Amount	10/31/21	10/31/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	538,386	$ 7,364,569	1,890,808	$ 25,528,862
Reinvestment of
distributions	94,311	1,294,766	61,470	833,630
Less shares repurchased	(658,879)	(8,922,049)	(1,999,386)	(26,499,682)
Net decrease	(26,182)	$ (262,714)	(47,108)	$ (137,190)
Class C
Shares sold	39,242	$ 532,176	148,225	$ 2,000,259
Reinvestment of
distributions	22,874	308,769	2,176	27,986
Less shares repurchased	(586,924)	(7,827,969)	(2,320,208)	(30,470,173)
Net decrease	(524,808)	$ (6,987,024)	(2,169,807)	$ (28,441,928)
Class K
Shares sold	52,933	$ 708,057	303,037	$ 4,325,902
Reinvestment of
distributions	120,682	1,654,066	112,559	1,530,475
Less shares repurchased	(748,024)	(9,848,633)	(2,375,724)	(33,271,934)
Net decrease	(574,409)	$ (7,486,510)	(1,960,128)	$ (27,415,557)
Class R
Shares sold	1,618	$ 21,758	7,054	$ 97,981
Reinvestment of
distributions	243	3,301	166	2,089
Less shares repurchased	(6,852)	(95,396)	(1,601)	(22,270)
Net increase
(decrease)	(4,991)	$ (70,337)	5,619	$ 77,800
Class Y
Shares sold	275,879	$ 3,795,352	979,913	$ 13,550,825
Reinvestment of
distributions	101,944	1,405,287	87,757	1,198,803
Less shares repurchased	(781,765)	(10,612,653)	(2,376,172)	(32,293,592)
Net decrease	(403,942)	$ (5,412,014)	(1,308,502)	$ (17,543,964)

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 33

Financial Highlights (Consolidated)

	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class A
Net asset value, beginning of period	$ 14.45	$ 11.14	$ 12.04	$ 12.69	$ 14.17	$ 12.03
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.12	$ 0.19	$ 0.18	$ 0.13	$ 0.19	$ 0.14
Net realized and unrealized gain (loss) on investments	(2.06)	3.25	(0.80)	0.54	(0.44)	2.12
Net increase (decrease) from investment operations	$ (1.94)	$ 3.44	$ (0.62)	$ 0.67	$ (0.25)	$ 2.26
Distributions to shareowners:
Net investment income	$ (0.12)	$ (0.13)	$ (0.28)	$ (0.11)	$ (0.35)	$ (0.12)
Net realized gain	(0.09)	—	—	(1.21)	(0.88)	—
Total distributions	$ (0.21)	$ (0.13)	$ (0.28)	$ (1.32)	$ (1.23)	$ (0.12)
Net increase (decrease) in net asset value	$ (2.15)	$ 3.31	$ (0.90)	$ (0.65)	$ (1.48)	$ 2.14
Net asset value, end of period	$ 12.30	$ 14.45	$ 11.14	$ 12.04	$ 12.69	$ 14.17
Total return (b)	(13.59)%(c)	31.00%	(5.28)%	5.85%	(2.08)%	18.96%
Ratio of net expenses to average net assets	1.19%(d)	1.20%	1.20%	1.20%	1.14%	1.18%
Ratio of net investment income (loss) to average net assets	1.78%(d)	1.37%	1.54%	1.12%	1.35%	1.38%
Portfolio turnover rate	83%(c)	215%	233%	168%	255%	292%
Net assets, end of period (in thousands)	$86,416	$101,891	$79,089	$100,339	$142,760	$140,278
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.21%(d)	1.25%	1.27%	1.23%	1.14%	1.18%
Net investment income (loss) to average net assets	1.76%(d)	1.32%	1.47%	1.09%	1.35%	1.38%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class C
Net asset value, beginning of period	$ 14.10	$ 10.85	$ 11.75	$ 12.45	$ 13.95	$ 11.88
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.06	$ 0.06	$ 0.08	$ 0.04	$ 0.07	$ 0.04
Net realized and unrealized gain (loss) on investments	(2.01)	3.20	(0.77)	0.53	(0.42)	2.09
Net increase (decrease) from investment operations	$ (1.95)	$ 3.26	$ (0.69)	$ 0.57	$ (0.35)	$ 2.13
Distributions to shareowners:
Net investment income	$ (0.06)	$ (0.01)	$ (0.21)	$ (0.06)	$ (0.27)	$ (0.06)
Net realized gain	(0.09)	—	—	(1.21)	(0.88)	—
Total distributions	$ (0.15)	$ (0.01)	$ (0.21)	$ (1.27)	$ (1.15)	$ (0.06)
Net increase (decrease) in net asset value	$ (2.10)	$ 3.25	$ (0.90)	$ (0.70)	$ (1.50)	$ 2.07
Net asset value, end of period	$ 12.00	$ 14.10	$ 10.85	$ 11.75	$ 12.45	$ 13.95
Total return (b)	(13.95)%(c)	30.04%	(6.01)%	5.03%	(2.83)%	18.01%
Ratio of net expenses to average net assets	1.94%(d)	1.99%	1.98%	1.97%	1.91%	1.93%
Ratio of net investment income (loss) to average net assets	0.95%(d)	0.48%	0.74%	0.37%	0.55%	0.34%
Portfolio turnover rate	83%(c)	215%	233%	168%	255%	292%
Net assets, end of period (in thousands)	$21,206	$32,299	$48,426	$85,398	$122,305	$148,591
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.96%(d)	1.99%	2.01%	1.97%	1.91%	1.93%
Net investment income (loss) to average net assets	0.93%(d)	0.48%	0.71%	0.37%	0.55%	0.34%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 35

Financial Highlights (Consolidated) (continued)

	Six Months
	Ended	Year	Year	Year
	4/30/22	Ended	Ended	Ended	6/22/18* to
	(unaudited)	10/31/21	10/31/20	10/31/19	10/31/18
Class K
Net asset value, beginning of period	$ 14.44	$ 11.14	$ 12.03	$ 12.69	$ 13.67
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.14	$ 0.23	$ 0.22	$ 0.17	$ 0.06
Net realized and unrealized gain (loss) on investments	(2.05)	3.25	(0.80)	0.53	(1.00)
Net increase (decrease) from investment operations	$ (1.91)	$ 3.48	$ (0.58)	$ 0.70	$ (0.94)
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.18)	$ (0.31)	$ (0.15)	$ (0.04)
Net realized gain	(0.09)	—	—	(1.21)	—
Total distributions	$ (0.23)	$ (0.18)	$ (0.31)	$ (1.36)	$ (0.04)
Net increase (decrease) in net asset value	$ (2.14)	$ 3.30	$ (0.89)	$ (0.66)	$ (0.98)
Net asset value, end of period	$ 12.30	$ 14.44	$ 11.14	$ 12.03	$ 12.69
Total return (b)	(13.39)%(c)	31.33%	(4.92)%	6.14%	(2.00)%(c)
Ratio of net expenses to average net assets	0.86%(d)	0.90%	0.90%	0.88%	0.88%(d)
Ratio of net investment income (loss) to average net assets	2.08%(d)	1.63%	1.93%	1.48%	1.28%(d)
Portfolio turnover rate	83%(c)	215%	233%	168%	255%(c)
Net assets, end of period (in thousands)	$83,993	$106,948	$104,316	$89,092	$69,449
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.88%(d)	0.90%	0.93%	0.88%	0.88%(d)
Net investment income (loss) to average net assets	2.06%(d)	1.63%	1.91%	1.48%	1.28%

*	Class K shares commenced operations on June 22, 2018.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

36 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class R
Net asset value, beginning of period	$14.20	$11.02	$11.75	$ 12.60	$14.11	$12.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.09	$ 0.12	$ (0.05)(b)	$ 0.10	$ 0.08
Net realized and unrealized gain (loss) on investments	(2.01)	3.21	(0.81)	0.48	(0.43)	2.11
Net increase (decrease) from investment operations	$ (1.93)	$ 3.30	$ (0.69)	$ 0.43	$ (0.33)	$ 2.19
Distributions to shareowners:
Net investment income	$ (0.09)	$ (0.12)	$ (0.04)	$ (0.07)	$ (0.30)	$ (0.08)
Net realized gain	(0.09)	—	—	(1.21)	(0.88)	—
Total distributions	$ (0.18)	$ (0.12)	$ (0.04)	$ (1.28)	$ (1.18)	$ (0.08)
Net increase (decrease) in net asset value	$ (2.11)	$ 3.18	$ (0.73)	$ (0.85)	$ (1.51)	$ 2.11
Net asset value, end of period	$12.09	$14.20	$11.02	$ 11.75	$12.60	$14.11
Total return (c)	(13.76)%(d)	30.10%	(5.90)%	3.73%	(2.71)%	18.35%
Ratio of net expenses to average net assets	1.67%(e)	1.93%	1.79%	2.91%	1.82%	1.62%
Ratio of net investment income (loss) to average net assets	1.27%(e)	0.68%	1.08%	(0.45)%	0.75%	0.64%
Portfolio turnover rate	83%(d)	215%	233%	168%	255%	292%
Net assets, end of period (in thousands)	$ 213	$ 321	$ 187	$ 141	$ 303	$ 279
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.69%(e)	1.93%	1.82%	2.91%	1.82%	1.62%
Net investment income (loss) to average net assets	1.25%(e)	0.68%	1.05%	(0.45)%	0.75%	0.64%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment gain (loss) in the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 37

Financial Highlights (Consolidated) (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class Y
Net asset value, beginning of period	$ 14.52	$ 11.20	$ 12.09	$ 12.74	$ 14.22	$ 12.08
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.14	$ 0.23	$ 0.20	$ 0.17	$ 0.24	$ 0.18
Net realized and unrealized gain (loss) on investments	(2.07)	3.27	(0.78)	0.54	(0.46)	2.12
Net increase (decrease) from investment operations	$ (1.93)	$ 3.50	$ (0.58)	$ 0.71	$ (0.22)	$ 2.30
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.18)	$ (0.31)	$ (0.15)	$ (0.38)	$ (0.16)
Net realized gain	(0.09)	—	—	(1.21)	(0.88)	—
Total distributions	$ (0.23)	$ (0.18)	$ (0.31)	$ (1.36)	$ 1.26	$ (0.16)
Net increase (decrease) in net asset value	$ (2.16)	$ 3.32	$ (0.89)	$ (0.65)	$ (1.48)	$ 2.14
Net asset value, end of period	$ 12.36	$ 14.52	$ 11.20	$ 12.09	$ 12.74	$ 14.22
Total return (b)	(13.46)%(c)	31.36%	(4.90)%	6.16%	(1.86)%	(19.24)%
Ratio of net expenses to average net assets	0.90%(d)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	2.06%(d)	1.64%	1.75%	1.45%	1.71%	1.37%
Portfolio turnover rate	83%(c)	215%	233%	168%	255%	292%
Net assets, end of period (in thousands)	$ 93,298	$115,451	$103,698	$212,426	$323,412	$369,546
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.97%(d)	0.99%	1.00%	0.97%	0.92%	0.95%
Net investment income (loss) to average net assets	1.99%(d)	1.55%	1.65%	1.69%	1.69%	1.32%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

Notes to Financial Statements | 4/30/22

(Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Flexible Opportunities Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VI (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek total return.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

The consolidated financial statements of the Fund include the accounts of Flexible Opportunities Commodity Fund Ltd. (formerly, Pioneer Cayman Commodity Fund Ltd.) (the “Subsidiary”). All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010, and is wholly owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by the Adviser. The Subsidiary acts as an investment vehicle

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 39

for the Fund in order to effect certain investments on behalf of the Fund. As of April 30, 2022, the Subsidiary represented $6,690,172, or approximately 2.35%, of the net assets of the Fund.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case

40 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 41

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of funds that are listed on an exchange, including exchange-listed closed-end funds and exchange-traded funds (ETFs), are valued by using the last sale price on the principal exchange where they are traded.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At April 30, 2022, four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or a third party insurance industry valuation model) representing 0.08% of net assets. The value of this fair valued security was $236,454.

42 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 43

In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$4,036,036
Total	$4,036,036

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 1,540,119
Undistributed long-term capital gains	2,130,988
Net unrealized appreciation	45,621,325
Total	$49,292,432

44 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments related to the mark-to-market of futures contracts, tax basis adjustments on Real Estate Investment Trust (“REIT”), partnerships and swaps.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $1,540 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 45

recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S.

46 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non- U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and other pooled investment vehicles and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund’s investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Subsidiary, a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 47

The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund may invest in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment- grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

48 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H. Purchased Options

The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the six months ended April 30, 2022, was $2,905,644. There were no open purchased options contracts at April 30, 2022.

I. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 49

During the six months ended April 30, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the six months ended April 30, 2022, was $0. There were no open forward foreign currency exchange contracts at April 30, 2022.

J. Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2022, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the six months ended April 30, 2022, was $(28,693,818). Open futures contracts outstanding at April 30, 2022, are listed in the Schedule of Investments.

50 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

K. Total Return Swap Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2022, is recorded as “Futures collateral” on the Statement of Assets and Liabilities. The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within “Swap contracts, at value” on the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses on Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange interest rates, securities or the index.

The average market value of total return swap contracts open during the six months ended April 30, 2022, was $(28,671). Open total return swap contracts at April 30, 2022, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $2 billion.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 51

The Subsidiary has entered into a separate management contract with the Adviser, pursuant to which the Adviser manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays the Adviser a fee at the annual rate of 0.70% of the Subsidiary’s average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Subsidiary’s average daily net assets and 0.65% of the Subsidiary’s average daily net assets over $2 billion. This fee is accrued daily and paid monthly.

During the six months ended April 30, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 1.20% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended April 30, 2022 are reflected in the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $30,389 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended April 30, 2022, the Fund paid $6,118 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At April 30, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $918.

4. Transfer Agent

For the period from November 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of

52 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$7,128
Class C	(153)
Class K	20
Class R	—
Class Y	2,441
Total	$9,436

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $4,750 in distribution fees payable to the Distributor at April 30, 2022.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 53

an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2022, CDSCs in the amount of $428 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2022, the Fund had no borrowings under the credit facility.

7. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its

54 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2022.

	Derivative Assets	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Received (a)	Received (a)	Assets (b)
Goldman Sachs	$ —	$ —	$ —	$ —	$ —
International
Total	$ —	$ —	$ —	$ —	$ —

	Derivative Liabilities	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Received (a)	Received (a)	Liabilities (c)
Goldman Sachs	$(176,945)	—	—	—	$(176,945)
International
Total	$(176,945)	$ —	$ —	$ —	$(176,945)

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 55

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2022, was as follows:

Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Net unrealized
depreciation on
futures contracts	$ (27,686)	$ —	$798,020	$ (959,800)	$ —
Swap contracts
at value	—	—	—	(176,945)	—
Total Value	$(27,686)	$ —	$798,020	$ (1,136,745)	$ —

56 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2022, was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Futures contracts	$ —	$ —	$462,594	$ 1,874,182	$ —
Options
purchased*	—	—	—	2,429,491	—
Swap contracts	—	(56,592)	—	—	—
Total Value	$ —	$(56,592)	$462,594	$4,303,673	$ —
Change in Net
Unrealized
Appreciation
(Depreciation) on
Futures contracts	$ (27,686)	$ —	$684,420	$ (674,427)	$ —
Options
purchased**	—	—	—	1,405,375	—
Swap contracts	—	—	—	(433,063)	—
Total Value	$(27,686)	$ —	$684,420	$ 297,885	$ —

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1H). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

9. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation ("BNY Mellon") serves as the Fund's Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund's shareholder servicing and transfer agent.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22 57

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Lisa M. Jones, President and Chief Executive Officer Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

58 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

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60 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 24879-11-0622

1

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VI

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date July 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date July 1, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date July 1, 2022

* Print the name and title of each signing officer under his or her signature.